EXHIBIT 10.2

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2007-1 Securities Intermediary

SERIES 2007-1 SUPPLEMENT

dated as of April 16, 2007

to

BASE INDENTURE

dated as of April 16, 2007

$150,000,000 Series 2007-1 Variable Funding Senior Notes, Class A-1

$1,600,000,000 5.261% Fixed Rate Series 2007-1 Senior Notes, Class A-2

$100,000,000 7.629% Fixed Rate Series 2007-1 Subordinated Notes, Class M-1

(i)

ARTICLE V GENERAL		51

Section 5.1	Information	51
Section 5.2	Exhibits	52
Section 5.3	Ratification of Base Indenture	52
Section 5.4	Certain Notices to the Series 2007-1 Class A Insurers and Rating Agencies	52
Section 5.5	Third-Party Beneficiary	52
Section 5.6	Prior Notice by Trustee to Series 2007-1 Class A Lead Insurer	53
Section 5.7	Subrogation	53
Section 5.8	Counterparts	53
Section 5.9	Governing Law	53
Section 5.10	Amendments	53
Section 5.11	Termination of Series Supplement	53
Section 5.12	Discharge of Indenture	54
Section 5.13	Effect of Payment by the Series 2007-1 Class A-1 Insurers	54
Section 5.14	Claims on Series 2007-1 Class A Policies.	55
Section 5.15	Fiscal Year End	55

ANNEXES

Annex A	Series 2007-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2007-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2007-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2007-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Restricted Global Series 2007-1 Class A-2 Note
Exhibit A-2-2:	Form of Regulation S Global Series 2007-1 Class A-2 Note
Exhibit A-2-3:	Form of Unrestricted Global Series 2007-1 Class A-2 Note
Exhibit A-3-1:	Form of Restricted Global Series 2007-1 Class M-1 Note
Exhibit A-3-2:	Form of Regulation S Global Series 2007-1 Class M-1 Note
Exhibit A-3-3:	Form of Unrestricted Global Series 2007-1 Class M-1 Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit B-5:	Form of Transferee Certificate
Exhibit B-6:	Form of Transferee Certificate
Exhibit B-7:	Form of Transferee Certificate
Exhibit C:	Form of Quarterly Noteholders’ Statement
Exhibit D:	Important Section 3(c)(7) Notice

(ii)

SERIES 2007-1 SUPPLEMENT, dated as of April 16, 2007 (this “Series Supplement”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the Domestic Distributor, and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2007-1 Securities Intermediary (as defined herein), to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements (as defined in Annex A thereto), the “Base Indenture”) and as securities intermediary under the Base Indenture.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2007-1 Notes. On the Series 2007-1 Closing Date, three Classes of Notes of such Series shall be issued: (a) Series 2007-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2007-1 Class A-1 Notes”), (b) 5.261% Fixed Rate Series 2007-1 Senior Notes, Class A-2 (as referred to herein, the “Series 2007-1 Class A-2 Notes”) and (c) 7.629% Fixed Rate Series 2007-1 Subordinated Notes, Class M-1 (as referred to herein, the “Series 2007-1 Class M-1 Notes”). The Series 2007-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2007-1 Class A-1 Advance Notes (as referred to herein, the “Series 2007-1 Class A-1 Advance Notes”), (ii) Series 2007-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2007-1 Class A-1 Swingline Notes”), and (iii) Series 2007-1 Class A-1 L/C Notes (as referred to herein, the “Series 2007-1 Class A-1 L/C Notes”). For purposes of the Indenture, the Series 2007-1 Class A-1 Notes and the Series 2007-1 Class A-2 Notes shall be deemed to be “Senior Notes” that are “Class A Senior Notes” and the Series 2007-1 Class M-1 Notes shall be deemed to be “Subordinated Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2007-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2007-1 Supplemental Definitions List”) as such Series 2007-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2007-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2007-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1 Procedures for Issuing and Increasing the Series 2007-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2007-1 Class A-1 Advances set forth in the Series 2007-1 Class A-1 Note Purchase Agreement, (i) on the Series 2007-1 Closing Date, the Co-Issuers may cause the Series 2007-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Advances made on the Series 2007-1 Closing Date (the “Series 2007-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2007-1 Class A-1 Commitment Term, the Co-Issuers may increase the Series 2007-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably, at par, additional principal amounts on the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount. The Series 2007-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2007-1 Class A-1 Note Purchase Agreement and shall be ratably allocated among the Series 2007-1 Class A-1 Noteholders (other than the Series 2007-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2007-1 Class A-1 Initial

Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2007-1 Class A-1 Advance Request or as otherwise set forth in the Series 2007-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of the Series 2007-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2007-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2007-1 Class A-1 Note Purchase Agreement, on the Series 2007-1 Closing Date, the Co-Issuers may cause (i) the Series 2007-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2007-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Swingline Loans made on the Series 2007-1 Closing Date pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement (the “Series 2007-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2007-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2007-1 Closing Date pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2007-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2007-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2007-1 Class A-1 L/C Obligations are set forth in the Series 2007-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of the issuance of the Series 2007-1 Class A-1 Initial Swingline Principal Amount and the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2 Procedures for Decreasing the Series 2007-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2007-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following discovery of such Series 2007-1 Class A-1 Excess Principal Event the Co-Issuers shall deposit in the Series 2007-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2007-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2007-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2007-1 Class A-1

Outstanding Principal Amount to zero (each decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2007-1 Class A-1 Notes pursuant to Section 3.7 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2007-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement. Upon discovery of such a Series 2007-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within one (1) Business Day, shall deliver written notice (by facsimile with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee, each of the Series 2007-1 Class A Insurers and the Series 2007-1 Class A-1 Administrative Agent.

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Day’s prior written notice to each Series 2007-1 Class A-1 Investor, the Series 2007-1 Class A-1 Administrative Agent, the Trustee and each of the Series 2007-1 Class A Insurers, the Co-Issuers may decrease the Series 2007-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2007-1 Class A-1 Distribution Account on the Business Day preceding the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2007-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement). Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

(c) Upon distribution to the Series 2007-1 Class A-1 Noteholders of principal of the Series 2007-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d) The Series 2007-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2007-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2007-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2007-1 Class A-1 Advances to repay Series 2007-1 Class A-1 Swingline Loans and Series 2007-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2007-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2007-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

ARTICLE III

SERIES 2007-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2007-1 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2007-1 Notes. On the Series 2007-1 Closing Date, $26,405,556 of the net proceeds from the initial sale of the Series 2007-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2007-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2007-1 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2007-1 Notes and the Series 2007-1 Class A Policies pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2007-1 Senior Notes Quarterly Insured Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Quarterly Insured Interest and the Series 2007-1 Class A-2 Quarterly Insured Interest deemed to be “Senior Notes Quarterly Insured Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2007-1 Insurer Premiums. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Insurer Premiums deemed to be “Insurer Premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c) Series 2007-1 Class A-1 Quarterly Commitment Fees. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Quarterly Commitment Fees deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d) Series 2007-1 Insurer Expenses. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to any of the Series 2007-1 Class A Insurers from the Collection Account the Series 2007-1 Insurer Expenses which are owed to such Series 2007-1 Class A Insurer as “Insurer Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(e) Series 2007-1 Insurer Reimbursements. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to any of the Series 2007-1 Class A Insurers from the Collection Account the Series 2007-1 Insurer Reimbursements which are owed to such Series 2007-1 Class A Insurer as “Insurer Reimbursements” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(f) Series 2007-1 Class A-1 Administrative Expenses. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to the Series 2007-1 Class A-1 Administrative Agent from the Collection Account the Series 2007-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2007-1 Senior Notes Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account equal to the Series 2007-1 Senior Notes Interest Reserve Amount.

(ii) If on any Weekly Allocation Date there is a Series 2007-1 Senior Notes Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On each Accounting Date preceding any Quarterly Payment Date that is a Series 2007-1 Senior Interest Reserve Step-Down Date, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2007-1 Senior Notes Interest Reserve Step-Down Release Amount from the Senior Notes Interest Reserve Account in accordance with Section 5.10(l)(i) of the Base Indenture.

(h) Series 2007-1 Cash Trap Amount.

(i) During a Series 2007-1 Cash Trapping Period, the Master Issuer shall instruct the Trustee in writing to allocate to the Cash Trap Reserve Account an amount equal to the Series 2007-1 Cash Trapping Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(ii) On each Accounting Date preceding any Quarterly Payment Date on which a Series 2007-1 Full Step-Down Cash Trapping Release Event will occur, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2007-1 Full Step-Down Cash Trapping Release Amount with respect to such Series 2007-1 Full Step-Down Cash Trapping Release Event from the Cash Trap Reserve Account in accordance with Section 5.10(l)(ii) of the Base Indenture.

(iii) On each Accounting Date preceding any Quarterly Payment Date on which a Series 2007-1 Partial Step-Down Cash Trapping Release Event will occur, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2007-1 Partial Step-Down Cash Trapping Release Amount with respect to such Series 2007-1 Partial Step-Down Cash Trapping Release Event from the Cash Trap Reserve Account in accordance with Section 5.10(l)(ii) of the Base Indenture.

(i) Series 2007-1 Senior Notes Rapid Amortization Principal Amounts. If such Weekly Allocation Date occurs during a Rapid Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2007-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(j) Series 2007-1 Class A-1 Other Amounts. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k) Series 2007-1 Subordinated Notes Quarterly Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class M-1 Quarterly Interest deemed to be “Subordinated Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l) Series 2007-1 Subordinated Notes Rapid Amortization Principal Amounts. If such Weekly Allocation Date occurs during a Rapid Amortization Period and no amounts are due but unpaid to any Series 2007-1 Class A Insurer, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2007-1 Class M-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(m) Series 2007-1 Senior Notes Quarterly Contingent Additional Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Quarterly Contingent Additional Interest and the Series 2007-1 Class A-2 Quarterly Contingent Additional Interest deemed to be “Senior Notes Quarterly Contingent Additional Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(n) Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Quarterly

Contingent Additional L/C Fees deemed to be “Senior Notes Quarterly Contingent Additional Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(o) Series 2007-1 Class A-1 Quarterly Uninsured Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class A-1 Quarterly Uninsured Interest deemed to be “Class A-1 Senior Notes Quarterly Uninsured Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(p) Series 2007-1 Subordinated Notes Quarterly Contingent Additional Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Class M-1 Quarterly Contingent Additional Interest deemed to be “Subordinated Notes Quarterly Contingent Additional Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(q) Series 2007-1 Weekly Extension Principal Prepayment. If such Weekly Allocation Date occurs during a Series 2007-1 Extension Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2007-1 Weekly Extension Principal Prepayments deemed to be “Weekly Extension Principal Prepayments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(r) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3 Certain Distributions from Series 2007-1 Distribution Accounts.

(a) On each Quarterly Payment Date, based solely upon the most recent Quarterly Servicer’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture remit (i) to the Series 2007-1 Class A-1 Noteholders from the Series 2007-1 Class A-1 Distribution Account the amount deposited in the Series 2007-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal, (ii) to the Series 2007-1 Class A-2 Noteholders from the Series 2007-1 Class A-2 Distribution Account the amount deposited in the Series 2007-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal, and (iii) to the Series 2007-1 Class M-1 Noteholders from the Series 2007-1 Class M-1 Distribution Account the amount deposited in the Series 2007-1 Class M-1 Distribution Account for the payment of interest and, to the extent applicable, principal.

(b) Insured Amounts Distributions.

(i) Promptly upon deposit of each payment of an Insured Amount paid pursuant to the applicable Series 2007-1 Class A Policy in respect of the Series 2007-1 Class A-1 Notes into the Series 2007-1 Class A-1 Distribution Account pursuant to Section 9.3(b) of the Base Indenture, the Trustee shall, based upon the records of the Trustee, wire transfer the amount so deposited to (x) in the case of Deficiency Amounts, the Series 2007-1 Class A-1 Noteholders to which such Deficiency Amounts are owed on a pro rata basis, in the case of interest, on a pro rata basis based on entitlement or, in the case of principal, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement, as the case may be, and (y) in the case of Preference Amounts, the Series 2007-1 Class A-1 Noteholders to which such Preference Amounts are owed.

(ii) Promptly upon deposit of each payment of an Insured Amount paid pursuant to the applicable Series 2007-1 Class A Policy in respect of the Series 2007-1 Class A-2 Notes into the Series 2007-1 Class A-2 Distribution Account pursuant to Section 9.3(b) of the Base Indenture, the Trustee shall, based upon the records of the Trustee, wire transfer the amount so deposited (x) in the case of Deficiency Amounts, to the Series 2007-1 Class A-2 Noteholders to which such Deficiency Amounts are owed on a pro rata basis, in the case of interest, based upon the amount of interest owed to each such Noteholder or, in the case of principal, based on their respective portion of the Series 2007-1 Class A-2 Outstanding Principal Amount, as the case may be, and (y) in the case of Preference Amounts, the Series 2007-1 Class A-2 Noteholders to which such Preference Amounts are owed.

Section 3.4 Series 2007-1 Class A-1 Interest and Certain Fees.

(a) Series 2007-1 Class A-1 Note Rate and Insured L/C Fees. From and after the Series 2007-1 Closing Date, the applicable portions of the Series 2007-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2007-1 Class A-1 Note Rate and (ii) Series 2007-1 Class A-1 Insured L/C Fees at the applicable rates provided therefor in the Series 2007-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date, commencing on October 25, 2007; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2007-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2007-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2007-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, commencing on October 25, 2007. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2007-1 Class A-1 Note Rate.

(c) Series 2007-1 Class A-1 Quarterly Contingent Additional Interest. During each Series 2007-1 Extension Period, contingent additional interest will accrue on the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to the Series 2007-1 Class A-1 Additional Extension Spread for such Series 2007-1 Extension Period (the “Series 2007-1 Class A-1 Extension Contingent Additional Rate”). From and after the applicable Series 2007-1 Adjusted Repayment Date, if the Series 2007-1 Final Payment has not been made, contingent additional interest will accrue on the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 100 basis points (the “Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Rate”). Any Series 2007-1 Class A-1 Quarterly Contingent Additional Interest will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture in the amount so made available, failure to pay any Series 2007-1 Class A-1 Quarterly Contingent Additional Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2007-1 Class A-1 Quarterly Contingent Additional Interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

(d) Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees. During each Series 2007-1 Extension Period, contingent additional fees will accrue on any Undrawn L/C Face Amounts at an annual rate equal to the Series 2007-1 Class A-1 Extension Contingent Additional Rate. Any Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture in the amount so made available. Failure to pay any Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2007-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

(e) Series 2007-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2007-1 Class A-1 Notes shall commence on the Series 2007-1 Closing Date and end on October 18, 2007.

Section 3.5 Series 2007-1 Class A-2 Interest.

(a) Series 2007-1 Class A-2 Note Rate. From and after the Series 2007-1 Closing Date, the Series 2007-1 Class A-2 Outstanding Principal Amount (as of the first day of each Interest Period) will accrue interest at the Series 2007-1 Class A-2 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, commencing on October 25, 2007; provided that in any event all accrued but unpaid interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-2 Notes or on any other day on which all of the Series 2007-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2007-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2007-1 Class A-2 Note Rate. All computations of interest at the Series 2007-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2007-1 Class A-2 Quarterly Contingent Additional Interest.

(i) First Extension Period Quarterly Contingent Additional Interest. For each Interest Period between the Series 2007-1 Anticipated Repayment Date and the Series 2007-1 First Extended Anticipated Repayment Date, if the Series 2007-1 First Extension Election has been made and becomes effective and if as of the Quarterly Payment Date on which the Series 2007-1 First Extension Period begins (A) the sum of (I) Three-Month LIBOR for the Interest Period beginning on such Quarterly Payment Date, plus (II) the Series 2007-1 Class A-2 Original Spread, plus (III) the Series 2007-1 Class A-2 Additional Extension Spread is greater than (B) the Series 2007-1 Class A-2 Note Rate (such excess, if any, the “Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class A-2 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest”).

(ii) Second Extension Period Quarterly Contingent Additional Interest. For each Interest Period between the Series 2007-1 First Extended Anticipated Repayment Date and the Series 2007-1 Second Extended Anticipated Repayment Date, if the Series 2007-1 Second Extension Election has been made and becomes effective and if as of the

Quarterly Payment Date on which the Series 2007-1 Second Extension Period begins (A) the sum of (I) Three-Month LIBOR for the Interest Period beginning on such Quarterly Payment Date, plus (II) the Series 2007-1 Class A-2 Original Spread, plus (III) the Series 2007-1 Class A-2 Additional Extension Spread is greater than (B) the Series 2007-1 Class A-2 Note Rate (such excess, if any, the “Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class A-2 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest”).

(iii) Post-ARD Quarterly Contingent Additional Interest. On the applicable Series 2007-1 Adjusted Repayment Date, if the Series 2007-1 Final Payment has not been made and if (A) the sum of (I) the Five-Year Swap Rate as of such date, plus (II) the Series 2007-1 Class A-2 Original Spread, plus (III) the Series 2007-1 Class A-2 Additional Post-ARD Spread is greater than (B) the Series 2007-1 Class A-2 Note Rate (such excess, if any, as converted to a quarterly equivalent rate, the “Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class A-2 Outstanding Principal Amount from and after such date at an annual interest rate equal to the Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest Rate, calculated on the basis of a 360-day year of twelve 30-day months (such contingent additional interest, the “Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest”).

(iv) Payment of Series 2007-1 Class A-2 Quarterly Contingent Additional Interest. Any Series 2007-1 Class A-2 Quarterly Contingent Additional Interest will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture. Failure to pay any Series 2007-1 Class A-2 Quarterly Contingent Additional Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2007-1 Class A-2 Quarterly Contingent Additional Interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class A-2 Notes or on any other day on which all of the Series 2007-1 Class A-2 Outstanding Principal Amount is required to be paid in full.

(c) Series 2007-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2007-1 Class A-2 Notes shall commence on the Series 2007-1 Closing Date and end on October 24, 2007.

Section 3.6 Series 2007-1 Class M-1 Interest.

(a) Series 2007-1 Class M-1 Note Rate. From and after the Series 2007-1 Closing Date, the Series 2007-1 Class M-1 Outstanding Principal Amount (as of the first day of each Interest Period) will accrue interest at the Series 2007-1 Class M-1 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, commencing on October 25, 2007, but only to the extent that amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture; provided that in any event all accrued but unpaid interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class M-1 Notes or on any other day on which all of the Series 2007-1 Class M-1 Outstanding Principal Amount is required to be paid in full, and to the extent that any such amount is not paid when due on any such date, such unpaid amount will accrue interest at the Series 2007-1 Class M-1 Note Rate. To the extent any interest accruing at the Series 2007-1 Class M-1 Note Rate is not paid on any Quarterly Payment Date, such unpaid interest will accrue interest at the Series 2007-1 Class M-1 Note Rate until paid in full, but failure to pay such accrued interest on any Quarterly Payment Date shall not be an Event of Default. All computations of interest at the Series 2007-1 Class M-1 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2007-1 Class M-1 Quarterly Contingent Additional Interest.

(i) First Extension Period Quarterly Contingent Additional Interest. For each Interest Period between the Series 2007-1 Anticipated Repayment Date and the Series 2007-1 First Extended Anticipated Repayment Date, if the Series 2007-1 First Extension Election has been made and becomes effective and if as of the Quarterly Payment Date on which the Series 2007-1 First Extension Period begins (A) the sum of (I) Three-Month LIBOR for the Interest Period beginning on such Quarterly Payment Date, plus (II) the Series 2007-1 Class M-1 Original Spread, plus (III) the Series 2007-1 Class M-1 Additional Extension Spread is greater than (B) the Series 2007-1 Class M-1 Note Rate (such excess, if any, the “Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class M-1 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest Rate, calculated on the basis of a 360 day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest”).

(ii) Second Extension Period Quarterly Contingent Additional Interest. For each Interest Period between the Series 2007-1 First Extended Anticipated Repayment Date and the Series 2007-1 Second Extended Anticipated Repayment Date, if the Series 2007-1 Second Extension Election has been made and becomes effective and if as of the Quarterly Payment Date on which the Series 2007-1 Second Extension Period begins (A) the sum of (I) Three-Month LIBOR for the Interest Period beginning on such Quarterly Payment Date, plus (II) the Series 2007-1 Class M-1 Original Spread, plus (III) the Series 2007-1 Class M-1 Additional Extension Spread is greater than (B) the Series 2007-1 Class M-1 Note Rate (such excess, if any, the “Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class M-1 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest Rate, calculated on the basis of a 360 day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest”).

(iii) Post-ARD Quarterly Contingent Additional Interest. On the applicable Series 2007-1 Adjusted Repayment Date, if the Series 2007-1 Final Payment has not been made and if (A) the sum of (I) the Ten-Year Swap Rate as of such date, plus (II) the Series 2007-1 Class M-1 Original Spread, plus (III) the Series 2007-1 Class M-1 Additional Post-ARD Spread, is greater than (B) the Series 2007-1 Class M-1 Note Rate (such excess, if any, as converted to a quarterly equivalent rate, the “Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest Rate”), then contingent additional interest will accrue on the Series 2007-1 Class M-1 Outstanding Principal Amount from and after such date at an annual interest rate equal to the Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest Rate, as converted to a quarterly equivalent rate, calculated on the basis of a 360 day year of twelve 30-day months (such contingent additional interest, the “Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest”).

(iv) Payment of Series 2007-1 Class M-1 Quarterly Contingent Additional Interest. Any Series 2007-1 Class M-1 Quarterly Contingent Additional Interest will be due and payable as and when amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture. Failure to pay any Series 2007-1 Class M-1 Quarterly Contingent Additional Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portions thereof; provided that in any event all accrued but unpaid Series 2007-1 Class M-1 Quarterly Contingent Additional Interest shall be paid in full on the Series 2007-1 Legal Final Maturity Date, on any Series 2007-1 Prepayment Date with respect to a prepayment in full of the Series 2007-1 Class M-1 Notes or on any other day on which all of the Series 2007-1 Class M-1 Outstanding Principal Amount is required to be paid in full.

(c) Series 2007-1 Class M-1 Initial Interest Period. The initial Interest Period for the Series 2007-1 Class M-1 Notes shall commence on the Series 2007-1 Closing Date and end on October 24, 2007.

Section 3.7 Payment of Series 2007-1 Note Principal.

(a) Series 2007-1 Notes Principal Payment at Legal Maturity. The Series 2007-1 Outstanding Principal Amount shall be due and payable on the Series 2007-1 Legal Final Maturity Date. The Series 2007-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.7 and, in respect of the Series 2007-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

(b) Series 2007-1 Anticipated Repayment. The Series 2007-1 Final Payment is anticipated to occur on April 25, 2012 (such date, the “Series 2007-1 Anticipated Repayment Date”). The initial Series 2007-1 Adjusted Repayment Date will be the Series 2007-1 Anticipated Repayment Date, unless extended as provided below in this Section 3.7(b); provided, however, that for purposes of the definition of Rapid Amortization Event, the Series 2007-1 Adjusted Repayment Date for the Series 2007-1 Class M-1 Notes shall not occur unless and until the first date on which no Senior Notes are Outstanding and no amounts are due but unpaid to any Series 2007-1 Class A Insurer.

(i) First Extension Election. Subject to the conditions set forth in Section 3.7(b)(iii) of this Series Supplement, the Co-Issuers, shall have the option on or before April 15, 2012 to elect (the “Series 2007-1 First Extension Election”) to extend the Series 2007-1 Adjusted Repayment Date to April 25, 2013 (the “Series 2007-1 First Extended Anticipated Repayment Date”) by delivering written notice to the Trustee, the Series 2007-1 Class A-1 Administrative Agent, the Noteholders and each of the Series 2007-1 Class A Insurers; provided that upon such extension, April 25, 2013 shall become the Series 2007-1 Adjusted Repayment Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.7(b)(iii) of this Series Supplement, if the Series 2007-1 First Extension Election has been made and become effective, the Co-Issuers, shall have the option on or before April 15, 2013 to elect (the “Series 2007-1 Second Extension Election”) to extend the Series 2007-1 Adjusted Repayment Date to April 25, 2014 (the “Series 2007-1 Second Extended Anticipated Repayment Date”) by delivering written notice to the Trustee, the Series 2007-1 Class A-1 Administrative Agent, the Noteholders and each of the Series 2007-1 Class A Insurers; provided that upon such extension, April 25, 2014 shall become the Series 2007-1 Adjusted Repayment Date.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2007-1 Extension Elections that, in the case of the Series 2007-1 First Extension Election, on April 15, 2012, or in the case of the Series 2007-1 Second Extension Election, on April 15, 2013 (a) the One-Year DSCR (without giving credit for any Retained Collections Contributions) is greater than or equal to 2.50 (calculated with respect to the most recently ended Quarterly Collection Period), (b) unless the One-Year DSCR (without giving credit for any Retained Collections Contributions) is equal to or greater than 3.00 (calculated with respect to the most recently ended Quarterly Collection Period), the Trustee has received the written consent of the Control Party to such extension and (c) no Rapid Amortization Event, Default or Event of Default has occurred and is continuing. Any notice given pursuant to Section 3.7(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.7(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c) Series 2007-1 Notes Mandatory Payments of Principal.

(i) If a Change of Control to which the Control Party has not provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2007-1 Notes in full by (A) depositing on the date such Change of Control occurs an amount equal to the Series 2007-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2007-1 Notes under the Indenture and under the Series 2007-1 Class A-1 Note Purchase Agreement as of the applicable Series 2007-1 Prepayment Date referred to in clause (C) below (including all interest and fees accrued to such date, any Series 2007-1 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.7(d) of this Series Supplement and any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2007-1 Distribution Account, (B) delivering Prepayment Notices in accordance with Section 3.7(f) of this Series Supplement and (C) directing the Trustee to distribute such amount to the applicable Series 2007-1 Noteholders on the Series 2007-1 Prepayment Date specified in such Prepayment Notices.

(ii) Any Series 2007-1 Weekly Extension Principal Prepayment allocated to the Senior Notes Principal Payments Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payments Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account in accordance with Section 5.10(f) or (i), as applicable, of the Base Indenture and used to repay principal on the applicable Classes of Series 2007-1 Notes on the related Quarterly Payment Date. Such payment of principal shall be ratably allocated among the Series 2007-1 Noteholders within each applicable Class based on their respective portion of the Series 2007-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2007-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement). In connection with any payment of principal made pursuant to this Section 3.7(c)(ii), the Co-Issuers shall not be obligated to pay any prepayment premium.

(iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2007-1 Notes as and when amounts are made available for payment thereof in accordance with Sections 5.9 and 5.10 of the Base Indenture. Such payments shall be ratably allocated among the Series 2007-1 Noteholders within each applicable Class based on their respective portion of the Series 2007-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2007-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement). In connection with any payment made pursuant to this Section 3.7(c)(iii), the Co-Issuers shall not be obligated to pay any prepayment premium.

(d) Series 2007-1 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2007-1 Class A-2 Notes or Series 2007-1 Class M-1 Notes, as applicable, upon a Change of Control, or any optional prepayment of any Series 2007-1 Class A-2 Notes or any Series 2007-1 Class M-1 Notes made pursuant to Section 3.7(e) of this Series Supplement, the Co-Issuers shall pay, on any applicable Series 2007-1 Prepayment Date, (x) the Series 2007-1 Class A-2 Make-Whole Prepayment Premium to the Series 2007-1 Class A-2 Noteholders with respect to the applicable Series 2007-1 Prepayment Amount and (y) the Series 2007-1 Class M-1 Make-Whole Prepayment Premium to the Series 2007-1 Class M-1 Noteholders with respect to the applicable Series 2007-1 Prepayment Amount; provided that no such Series 2007-1 Make-Whole Prepayment Premium shall be payable in connection with any payment that occurs (A) on or after the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date or (B) after a Rapid Amortization Period commences.

(e) Optional Prepayment of Series 2007-1 Class A-2 Notes and Class M-1 Notes. Subject to Sections 3.7(d) and (f) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2007-1 Class A-2 Notes and/or the Series 2007-1 Class M-1 Notes in whole or in part on the applicable Series 2007-1 Prepayment Date specified in the applicable Prepayment Notices; provided that no such optional prepayment in whole or in part of the Series 2007-1 Class M-1 Notes shall be made at any time following the Series 2007-1 Adjusted Repayment Date unless all Senior Notes have been paid in full.

(f) Notices of Prepayments and Series 2007-1 Weekly Extension Principal Prepayment. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Section 3.7(c)(i) or Section 3.7(e) of this Series Supplement (each, a “Series 2007-1 Prepayment”) to each Series 2007-1 Noteholder affected by such Series 2007-1 Prepayment, each of the Series 2007-1 Class A Insurers, each of the Rating Agencies and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2007-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee (with a copy to each of the Series 2007-1 Class A Insurers) directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.7(j) of this Series Supplement. With respect to each Series 2007-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made (each, a “Series 2007-1 Prepayment Date”), which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than 10 Business Days after the occurrence of such event, and, in the case of an optional prepayment, shall be the 25th day of any month (or, if such 25th day is not a Business Day, the next succeeding Business Day), (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2007-1 Prepayment Amount”) and (C) the date on which the applicable Series 2007-1 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2007-1 Prepayment Date (the “Series 2007-1 Make-Whole Premium Calculation Date”). The Co-Issuers shall have the option, by written notice to the Trustee, the Series 2007-1 Class A Insurers, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2007-1 Prepayment Date set forth in, (x) any Prepayment Notice relating to an optional prepayment at any time up to the fifth Business Day before the Series 2007-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the fifth Business Day before the Series 2007-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2007-1 Prepayment Date be amended to a date earlier than the fifth Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable on the day on which it can no longer be withdrawn in accordance with the preceding sentence. With respect to payments of principal to be made pursuant to Section 3.7(c)(ii) of this Series Supplement, the Co-Issuers shall give prior written notice at least ten (10) Business Days prior to the first payment of principal to be made pursuant to Section 3.7(c)(ii) of this Series Supplement with respect to each Series 2007-1 Extension Period (each, a “Weekly Extension Prepayment Notice”) to each Series 2007-1 Noteholder affected by such payment of principal on the Series 2007-1 Notes, each of the Series 2007-1 Class A Insurers, each of the Rating Agencies and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2007-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. Such Weekly Extension Prepayment Notices shall, in each case, specify (A) that payments of principal on the Series 2007-1 Notes will be made on each Quarterly Payment Date during the related Series 2007-1 Extension Period and (B) the percentage of the Applicable Residual Amount to be paid with respect to each Weekly Allocation Date during the Quarterly Collection Period to which each such Quarterly Payment Date relates. All Prepayment Notices and Weekly Extension Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2007-1 Noteholder to the extent such Series 2007-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) to each of the Series 2007-1 Class A Insurers, each of the Rating Agencies and the Trustee and (ii) sent by registered mail to each affected Series 2007-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2007-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.7.

(g) Series 2007-1 Prepayments. On each Series 2007-1 Prepayment Date with respect to any Series 2007-1 Prepayment, the Series 2007-1 Prepayment Amount and the Series 2007-1 Make-Whole Prepayment Premium, if any, and any associated Series 2007-1 Class A-1 Breakage Amounts applicable to such Series 2007-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2007-1 Prepayment Amount together with the applicable Series 2007-1 Make-Whole Prepayment Premium, if any, with respect to such Series 2007-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 3.7(c)(i) or (e) of this Series Supplement, depositing such amounts in the applicable Series 2007-1 Distribution Account on or prior to the related Series 2007-1 Prepayment Date to be distributed in accordance with Section 3.7(j) of this Series Supplement.

(h) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2007-1 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Payments allocated to the Series 2007-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any principal payments made on the Series 2007-1 Notes during a Rapid Amortization Period, (iii) any optional prepayment on or after the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date and (iv) any payment of principal made pursuant to Section 3.7(c)(ii) of this Series Supplement.

(i) Indemnification Payments. Any Indemnification Payments allocated to the Senior Notes Principal Payments Account (or, if no Senior Notes are then Outstanding, to the Subordinated Notes Principal Payments Account) pursuant to the Priority of Payments shall be deposited in the applicable Series 2007-1 Distribution Account in accordance with Section 5.10(f) or (i), as applicable, of the Base Indenture and used to repay principal on the applicable Classes of Series 2007-1 Notes on the related Quarterly Payment Date. Such payment of principal shall be ratably allocated among the Series 2007-1 Noteholders within each applicable Class based on their respective portion of the Series 2007-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2007-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement). In connection with any prepayment made pursuant to this Section 3.7(i), the Co-Issuers shall not be obligated to pay any prepayment premium.

(j) Series 2007-1 Prepayment Distributions.

(i) On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 3.7 in respect of the Series 2007-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.7(f) of this Series Supplement, wire transfer to the Series 2007-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2007-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2007-1 Class A-1 Distribution Account pursuant to this Section 3.7, if any, in order to repay the applicable portion of the Series 2007-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any associated Series 2007-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii) On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 3.7 in respect of the Series 2007-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.7(f) of this Series Supplement, wire transfer to the Series 2007-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2007-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2007-1 Class A-2 Distribution Account pursuant to this Section 3.7, if any, in order to repay the applicable portion of the Series 2007-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any Series 2007-1 Make-Whole Prepayment Premium due to Series 2007-1 Class A-2 Noteholders payable on such date.

(iii) On the Series 2007-1 Prepayment Date for each Series 2007-1 Prepayment to be made pursuant to this Section 3.7 in respect of the Series 2007-1 Class M-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.7(f) of this Series Supplement, wire transfer to the Series 2007-1 Class M-1 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2007-1 Class M-1 Outstanding Principal Amount, the amount deposited in the Series 2007-1 Class M-1 Distribution Account pursuant to this Section 3.7, if any, in order to repay the applicable portion of the Series 2007-1 Class M-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2007-1 Prepayment Date and any Series 2007-1 Class M-1 Make-Whole Prepayment Premium due to Series 2007-1 Class M-1 Noteholders payable on such date.

(k) Series 2007-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, each of the Series 2007-1 Class A Insurers and each of the Rating Agencies on or before the Record Date preceding any Quarterly Payment Date that will be the Series 2007-1 Final Payment Date; provided, however, that with respect to any Series 2007-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee, the Series 2007-1 Class A Insurers or the Rating Agencies of such Series 2007-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.7(f) of this Series Supplement. In addition, the Trustee shall provide any written notice required under this Section 3.7(k) to each Person in whose name a Series 2007-1 Note is registered at the close of business on the Record Date with respect to the Quarterly Payment Date that will be the Series 2007-1 Final Payment Date. Such written notice to be sent to the Series 2007-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2007-1 Final Payment will be made and shall specify that such Series 2007-1 Final Payment will be payable only upon presentation and surrender of the Series 2007-1 Notes and shall specify the place where the Series 2007-1 Notes may be presented and surrendered for such Series 2007-1 Final Payment.

(l) Prepayment Fees Payable Under Series 2007-1 Class A Insurer Fee Letters. Concurrently with prepayment of any Series 2007-1 Senior Notes, the Co-Issuers shall pay or cause to be paid, directly to each of the Series 2007-1 Class A Insurers, any premium make-whole payment or early prepayment fee payable to such Series 2007-1 Class A Insurer under such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Insurer Fee Letter.

Section 3.8 Series 2007-1 Class A-1 Distribution Account.

(a) Establishment of Series 2007-1 Class A-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2007-1 Class A-1 Noteholders an account (the “Series 2007-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class A-1 Noteholders. The Series 2007-1 Class A-1 Distribution Account shall be an Eligible Account. If the Series 2007-1 Class A-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Series 2007-1 Class A-1 Distribution Account is no longer an Eligible Account, establish a new Series 2007-1 Class A-1 Distribution Account that is an Eligible Account. If a new Series 2007-1 Class A-1 Distribution Account is established, the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class A-1 Distribution Account into the new Series 2007-1 Class A-1 Distribution Account. Initially, the Series 2007-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2007-1 Class A-1 Distribution Account. All amounts held in the Series 2007-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the Series 2007-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class A-1 Distribution Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2007-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2007-1 Class A-1 Noteholders.

(d) Series 2007-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2007-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2007-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2007-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2007-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2007-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2007-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2007-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2007-1 Class A-1 Distribution Account. On or after the date on which the Series 2007-1 Final Payment has been made, the Trustee,

acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Lead Insurer if any Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums or Series 2007-1 Insurer Expenses are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Senior Notes Interest Reserve Account, the Cash Trap Reserve Account to pay such amounts in accordance with Section 5.10 of the Base Indenture, shall withdraw from the Series 2007-1 Class A-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.9 Series 2007-1 Class A-2 Distribution Account.

(a) Establishment of Series 2007-1 Class A-2 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2007-1 Class A-2 Noteholders an account (the “Series 2007-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class A-2 Noteholders. The Series 2007-1 Class A-2 Distribution Account shall be an Eligible Account. If the Series 2007-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Series 2007-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new Series 2007-1 Class A-2 Distribution Account that is an Eligible Account. If a new Series 2007-1 Class A-2 Distribution Account is established, the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class A-2 Distribution Account into the new Series 2007-1 Class A-2 Distribution Account. Initially, the Series 2007-1 Class A-2 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2007-1 Class A-2 Distribution Account. All amounts held in the Series 2007-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the Series 2007-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class A-2 Distribution Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2007-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2007-1 Class A-2 Noteholders.

(d) Series 2007-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2007-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2007-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2007-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2007-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2007-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2007-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2007-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2007-1 Class A-2 Distribution Account. On or after the date on which the Series 2007-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Lead Insurer if any Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums or Series 2007-1 Insurer Expenses are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Senior Notes Interest Reserve Account, the Cash Trap Reserve Account to pay such amounts in accordance with Section 5.10 of the Base Indenture, shall withdraw from the Series 2007-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.10 Series 2007-1 Class M-1 Distribution Account.

(a) Establishment of Series 2007-1 Class M-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2007-1 Class M-1 Noteholders an account (the “Series 2007-1 Class M-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Class M-1 Noteholders. The Series 2007-1 Class M-1 Distribution Account shall be an Eligible Account. If the Series 2007-1 Class M-1 Distribution Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Series 2007-1 Class M-1 Distribution Account is no longer an Eligible Account, establish a new Series 2007-1 Class M-1 Distribution Account that is an Eligible Account. If a new Series 2007-1 Class M-1 Distribution Account is established, the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2007-1 Class M-1 Distribution Account into the new Series 2007-1 Class M-1 Distribution Account. Initially, the Series 2007-1 Class M-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2007-1 Class M-1 Distribution Account. All amounts held in the Series 2007-1 Class M-1 Distribution Account shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Series 2007-1 Class M-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which such funds are scheduled to be paid to the Series 2007-1 Class M-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2007-1 Class M-1 Distribution Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2007-1 Class M-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2007-1 Class M-1 Distribution Account shall be deemed to be available and on deposit for distribution.

(d) Series 2007-1 Class M-1 Distribution Account Constitutes Additional Collateral for Series 2007-1 Class M-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2007-1 Class M-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2007-1 Class M-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2007-1 Class M-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2007-1 Class M-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2007-1 Class M-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2007-1 Class M-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2007-1 Class M-1 Distribution Account Collateral”).

(e) Termination of Series 2007-1 Class M-1 Distribution Account. On or after the date on which the Series 2007-1 Final Payment has been made, the Trustee,

acting in accordance with the written instructions of the Master Issuer and the consent of the Series 2007-1 Class A Lead Insurer if any Series 2007-1 Class A Policy is then in effect or amounts constituting Series 2007-1 Insurer Reimbursements, Series 2007-1 Insurer Premiums or Series 2007-1 Insurer Expenses are unpaid under the Indenture or the Series 2007-1 Class A Insurance Agreement after taking into account the application of amounts on deposit in the Cash Trap Reserve Account to pay such amounts in accordance with Section 5.10 of the Base Indenture, shall withdraw from the Series 2007-1 Class M-1 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.11 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2007-1 Distribution Accounts shall be the “Series 2007-1 Securities Intermediary.” If the Series 2007-1 Securities Intermediary in respect of any Series 2007-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2007-1 Securities Intermediary set forth in this Section 3.11.

(b) The Series 2007-1 Securities Intermediary agrees that:

(i) The Series 2007-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2007-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2007-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2007-1 Distribution Account shall be registered in the name of the Series 2007-1 Securities Intermediary, indorsed to the Series 2007-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2007-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2007-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2007-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2007-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2007-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2007-1 Securities Intermediary shall receive any entitlement order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2007-1 Distribution Accounts, the Series 2007-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer or any other Person;

(vii) The Series 2007-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2007-1 Securities Intermediary’s jurisdiction and the Series 2007-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2007-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2007-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2007-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.11(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Master Issuer in the Series 2007-1 Distribution Accounts, neither the Series 2007-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2007-1 Distribution Account or any Financial Asset credited thereto. If the Series 2007-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2007-1 Distribution Account or any Financial Asset carried therein, the Series 2007-1 Securities Intermediary will promptly notify the Trustee, the Control Party and the Master Issuer thereof.

(c) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2007-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party) be the only Person authorized to originate entitlement orders in respect of the Series 2007-1 Distribution Accounts.

Section 3.12 Master Servicer. Pursuant to the Master Servicing Agreement, the Master Servicer has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, Holdco and the other Co-Issuers. The Series 2007-1 Noteholders by their acceptance of the Series 2007-1 Notes consent to the provision of such reports and notices to the Trustee by the Master Servicer in lieu of the Master Issuer, Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2007-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

ARTICLE IV

FORM OF SERIES 2007-1 NOTES

Section 4.1 Issuance of Series 2007-1 Class A-1 Notes. (a) The Series 2007-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2007-1 Class A-1 Noteholders (other than the Series 2007-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2007-1 Class A-1 Note Purchase Agreement, the Series 2007-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2007-1 Class A-1 Noteholders. The Series 2007-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2007-1 Class A-1 Maximum Principal Amount as of the Series 2007-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2007-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2007-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2007-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2007-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2007-1 Class A-1 Note Purchase Agreement, the Series 2007-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2007-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2007-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2007-1

Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2007-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2007-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2007-1 Class A-1 Note Purchase Agreement, the Series 2007-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2007-1 Class A-1 L/C Notes shall bear a principal amount equal in the aggregate to up to the L/C Commitment as of the Series 2007-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2007-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2007-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2007-1 Class A-1 Notes will exceed the Series 2007-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2007-1 Class A-1 Advance Notes, the Series 2007-1 Class A-1 Swingline Notes and the Series 2007-1 Class A-1 L/C Notes in the aggregate exceed the Series 2007-1 Class A-1 Maximum Principal Amount.

(e) The Series 2007-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2007-1 Class A-1 Notes, as evidenced by their execution of the Series 2007-1 Class A-1 Notes. The Series 2007-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2007-1 Class A-1 Notes, as evidenced by their execution of such Series 2007-1 Class A-1 Notes. The initial sale of the Series 2007-1 Class A-1 Notes is limited to Persons who have executed the Series 2007-1 Class A-1 Note Purchase Agreement. The Series 2007-1 Class A-1 Notes may be resold only to Persons who are QPs and who are not Competitors (except that Series 2007-1 Class A-1

Notes may be resold to Persons who are QPs and Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement.

Section 4.2 Issuance of Series 2007-1 Class A-2 Notes. The Series 2007-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2007-1 Class A-2 Initial Principal Amount on the Series 2007-1 Closing Date by the Co-Issuers pursuant to the Series 2007-1 Class A-2/M-1 Note Purchase Agreement. The Series 2007-1 Class A-2 Notes will be resold initially only (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (C) outside the United States, to QPs who are neither a U.S. person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S. The Series 2007-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2007-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2007-1 Class A-2 Notes. The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream (as in effect from time to time, the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Series 2007-1 Class A-2 Notes. The Series 2007-1 Class A-2 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2007-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.5, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2007-1 Class A-2 Notes offered and sold on the Series 2007-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2007-1 Class A-2 Note, such Series 2007-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.5, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.5, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2007-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.5, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2007-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Issuance of Series 2007-1 Class M-1 Notes. The Series 2007-1 Class M-1 Notes in the aggregate may be offered and sold in the Series 2007-1 Class M-1 Initial Principal Amount on the Series 2007-1 Closing Date by the Co-Issuers pursuant to the Series 2007-1 Class A-2/M-1 Note Purchase Agreement. The Series 2007-1 Class M-1 Notes will be resold initially only (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (C) outside the United States, to QPs who are neither a U.S. Person nor a U.S. Resident in reliance on Regulation S. The Series 2007-1 Class M-1 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2007-1 Class M-1 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2007-1 Class M-1 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2007-1 Class M-1 Notes. The Series 2007-1 Class M-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2007-1 Class M-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-3-1 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.3 and Section 4.6, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2007-1 Class M-1 Notes offered and sold on the Series 2007-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-3-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2007-1 Class M-1 Note, such Series 2007-1 Class M-1 Notes shall be referred to herein collectively, for purposes of this Section 4.3 and Section 4.6, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.3 and Section 4.5, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2007-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.3 and Section 4.6, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.3(c) in accordance with their terms and, upon complete exchange thereof, such Series 2007-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.4 Transfer Restrictions of Series 2007-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement, the holder of any Series 2007-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2007-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2007-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2007-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2007-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2007-1 Class A-1 Note Purchase Agreement, then such Series 2007-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2007-1 Class A-1 Advance Note. In exchange for any Series 2007-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2007-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2007-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2007-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2007-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2007-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2007-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2007-1 Class A-1 Advance Note as Series 2007-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2007-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2007-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2007-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2007-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2007-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2007-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2007-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2007-1 Class A-1 Swingline Note as a Series 2007-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2007-1 Class A-

1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2007-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2007-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2007-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2007-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2007-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2007-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2007-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2007-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2007-1 Class A-1 L/C Note as a Series 2007-1 Class A-1 Noteholder.

(d) Each Series 2007-1 Class A-1 Note shall bear the following legend:

THIS SERIES 2007-1 CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS, UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 16, 2007 BY AND AMONG THE CO-ISSUERS, THE MASTER SERVICER, THE SERIES 2007-1 CLASS A-1 INVESTORS, THE SERIES 2007-1 NOTEHOLDERS, THE SERIES 2007-1 SUBFACILITY LENDERS AND LEHMAN COMMERCIAL PAPER INC. AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2007-1 Class A-1 Notes except as provided herein.

Section 4.5 Transfer Restrictions of Series 2007-1 Class A-2 Notes.

(a) A Series 2007-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.5(a) shall not prohibit any transfer of a Series 2007-1 Class A-2 Note that is issued in exchange for a Series 2007-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2007-1 Global Note effected in accordance with the other provisions of this Section 4.5.

(b) The transfer by a Series 2007-1 Class A-2 Noteholder holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, a QP and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2007-1 Class A-2 Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2007-1 Class A-2 Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of

DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2007-1 Class A-2 Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2007-1 Class A-2 Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2007-1 Class A-2 Noteholder holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2007-1 Class A-2 Noteholder holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2007-1 Global Note or any portion thereof is exchanged for Series 2007-1 Class A-2 Notes other than Series 2007-1 Global Notes, such other Series 2007-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2007-1 Class A-2 Notes that are not Series 2007-1 Global Notes or for a beneficial interest in a Series 2007-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers (with the consent of the Series 2007-1 Class A Lead Insurer) and the Registrar, which shall be substantially consistent with the provisions of Sections 4.5(a) through Section 4.5(e) and Section 4.5(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2007-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2007-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2007-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.5(g) shall not prohibit any transfer in accordance with Section 4.5(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.5.

(h) The Series 2007-1 Class A-2 Notes Restricted Global Notes and Regulation S Global Notes shall bear the following legend:

THIS SERIES 2007-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST

HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN ALL CASES, TO A PERSON WHO IS NOT A COMPETITOR AND (B) (I) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (X) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, OR (Y) FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), OR (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE

WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

(i) The Series 2007-1 Class A-2 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO

THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2007-1 Global Notes issued in connection with the Series 2007-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO DOMINO’S MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC, AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2007-1 Class A-2 Notes except as provided herein. The legend required for a Series 2007-1 Class A-2 Restricted Global Note may be removed from such Series 2007-1 Class A-2 Notes Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2007-1 Class A-2 Notes Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2007-1 Class A-2 Notes Restricted Global Note a Series 2007-1 Class A-2 Note or Series 2007-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2007-1 Class A-2 Notes Restricted Global Note has been removed from a Series 2007-1 Class A-2 Note as provided above, no other Series 2007-1 Class A-2 Note issued in exchange for all or any part of such Series 2007-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2007-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.6 Transfer Restrictions of Series 2007-1 Class M-1 Notes.

(a) A Series 2007-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.6(a) shall not prohibit any transfer of a Series 2007-1 Class M-1 Note that is issued in exchange for a Series 2007-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2007-1 Global Note effected in accordance with the other provisions of this Section 4.6.

(b) The transfer by a Series 2007-1 Class M-1 Noteholder holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, a QP and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2007-1 Class M-1 Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.6(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-5 hereto given by the Series 2007-1 Class M-1 Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2007-1 Class M-1 Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.6(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-6 hereto given by the Series 2007-1 Class M-1 Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2007-1 Class M-1 Noteholder holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.6(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-7 hereto given by such Series 2007-1 Class M-1 Noteholder holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2007-1 Global Note or any portion thereof is exchanged for Series 2007-1 Class M-1 Notes other than Series 2007-1 Global Notes, such other Series 2007-1 Class M-1 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2007-1 Class M-1 Notes that are not Series 2007-1 Global Notes or for a beneficial interest in a Series 2007-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Sections 4.6(a) through Section 4.6(e) and Section 4.6(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2007-1 Global Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2007-1 Class M-1 Note, interests in the Regulation S Global Notes representing such Series 2007-1 Class M-1 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.6(g) shall not prohibit any transfer in accordance with Section 4.6(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.6.

(h) The Series 2007-1 Class M-1 Notes Restricted Global Notes and Regulation S Global Notes shall bear the following legend:

THIS SERIES 2007-1 CLASS M-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER

RELEVANT JURISDICTION, AND NONE OF DOMINO’S MASTER ISSUER LLC DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN ALL CASES, TO A PERSON WHO IS NOT A COMPETITOR AND (B) (I) IN THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH ARE (X) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, OR (Y) FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), OR (II) OUTSIDE THE UNITED STATES TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) NOR A U.S. RESIDENT (AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S

GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

(i) The Series 2007-1 Class M-1 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2007-1 Global Notes issued in connection with the Series 2007-1 Class M-1 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO DOMINO’S MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. THE “CO-ISSUERS”) OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2007-1 Class M-1 Notes except as provided herein. The legend required for a Series 2007-1 Class M-1 Restricted Global Note may be removed from such Series 2007-1 Class M-1 Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2007-1 Class M-1 Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2007-1 Class M-1 Restricted Global Note a Series 2007-1 Class M-1 Note or Series 2007-1 Class M-1 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2007-1 Class M-1 Restricted Global Note has been removed from a Series 2007-1 Class M-1 Note as provided above, no other Series 2007-1 Class M-1 Note issued in exchange for all or any part of such Series 2007-1 Class M-1 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2007-1 Class M-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.7 Section 3(c)(7) Procedures.

(a) The Co-Issuers shall, upon two (2) Business Days’ prior written notice, cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis a notice from the Co-Issuers to DTC in substantially the form of Exhibit D hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2007-1 Note Owners. If DTC notifies the Co-Issuers or the Registrar that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2007-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b) The Co-Issuers will take the following steps in connection with the Series 2007-1 Notes:

(i) The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Global Note in order to indicate that sales are limited to QIB/QPs.

(ii) The Co-Issuers will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii) The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series of Series 2007-1 Notes.

(iv) The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Restricted Global Note in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v) The Co-Issuers will from time to time request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Restricted Global Note and provide such participants with an Important Section 3(c)(7) Notice.

(vi) The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vii) The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(viii) The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Restricted Global Note in its New Issues Acceptance Guide.

(ix) The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(x) The Co-Issuers will from time to time request Euroclear to deliver to the Co-Issuers a list of all Euroclear participants holding an interest in the Restricted Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xi) The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xii) The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(xiii) The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiv) The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(xv) The Co-Issuers will from time to time request Clearstream to deliver to the Co-Issuers a list of all Clearstream participants holding an interest in any series of Restricted Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xvi) The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

(c) The Co-Issuers shall request third-party vendors which provide information on the Series 2007-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions. Without limiting the foregoing:

(i) the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2007-1 Notes:

(A)	The “Note Box” on the bottom of the “Security Display” page describing the Series 2007-1 Notes should state: “Iss’d Under 144A/3c7.”

(B)	The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C)	Such indicator should link to an “Additional Security Information” page, which should state that the Series 2007-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii) the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2007-1 Notes:

(A)	The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B)	A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C)	Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(d) The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2007-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 4.8 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2007-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2007-1 Note as follows:

(a) With respect to any sale of Series 2007-1 Notes pursuant to Rule 144A, it is a QIB/QP pursuant to Rule 144A and Section 2(a)(51) of the Investment Company Act, and is aware that any sale of Series 2007-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2007-1 Notes in any such sale will be for its own account or for the account of another QIB/QP.

(b) With respect to any sale of Series 2007-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2007-1 Notes was originated, it was outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident, and was not purchasing for the account or benefit of a U.S. Person or a U.S. Resident.

(c) It understands that (i) the Series 2007-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2007-1 Notes have not been registered under the Securities Act, (iii) such Series 2007-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Co-Issuers, (B) to a Person who the seller reasonably believes is a QIB/QP in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction to a Person who is a QP and not a Competitor, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2007-1 Note is required to, notify any subsequent purchaser of a Series 2007-1 Note of the resale restrictions set forth in (iii) above.

(d) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Sections 4.5(h) or 4.6(h) of this Series Supplement, as applicable.

(e) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.5(i) or 4.6(i) of this Series Supplement, as applicable.

(f) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Sections 4.5(j) or 4.6(j) of this Series Supplement, as applicable.

(g) It is (i) not acquiring or holding the Series 2007-1 Notes (or any interest therein) for or on behalf, or with the assets of any Plan, account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Law, or (ii) its purchase and holding of the Series 2007-1 Notes or any interest therein does not and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law.

(h) It understands that any subsequent transfer of the Series 2007-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2007-1 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(i) It is not a Competitor.

ARTICLE V

GENERAL

Section 5.1 Information. On or before each Accounting Date, the Co-Issuers shall furnish a Quarterly Noteholders’ Statement with respect to the Series 2007-1 Notes to the Trustee and each of the Series 2007-1 Class A Insurers, substantially in the form of Exhibit D hereto, setting forth, inter alia, the following information with respect to the next Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2007-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2007-1 Notes;

(iii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2007-1 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2007-1 Make-Whole Prepayment Premium, if any, on the Series 2007-1 Class A-2 Notes or Series 2007-1 Class M-1 Notes, as applicable;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2007-1 Class A-1 Noteholders;

(vi) whether, to the knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default or Master Servicer Termination Event has occurred as of such Accounting Date;

(vii) the Debt Service Coverage Ratios for such Quarterly Payment Date;

(viii) the number of Open Domino’s Stores as of the last day of the preceding Quarterly Collection Period;

(ix) the Series 2007-1 Available Senior Notes Interest Reserve Account Amount and the Series 2007-1 Available Cash Trap Reserve Account Amount, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2007-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Series 2007-1 Class A Insurers and Rating Agencies. The Co-Issuers shall provide to each of the Series 2007-1 Class A Insurers and each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document. Each such Opinion of Counsel to be delivered to the Trustee while any Series 2007-1 Class A Policy is in effect shall also be addressed to each of the Series 2007-1 Class A Insurers, shall be from counsel reasonably acceptable to the Series 2007-1 Class A Lead Insurer and shall be in form and substance reasonably acceptable to such Series 2007-1 Class A Lead Insurer.

Section 5.5 Third-Party Beneficiary. Each of the Series 2007-1 Class A Insurers is an express third-party beneficiary of (i) the Base Indenture to the extent of provisions relating to such Series 2007-1 Class A Insurer (in any capacity) specifically, and to any Enhancement Provider and (ii) this Series Supplement (except to the extent that the provisions hereof provide rights for the benefit of the Series 2007-1 Class M-1 Notes).

Section 5.6 Prior Notice by Trustee to Series 2007-1 Class A Lead Insurer. Subject to Section 10.1 of the Base Indenture, except for any period during which an Insurer Default is continuing with respect to each Series 2007-1 Class A Insurer, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Series 2007-1 Class A Lead Insurer and obtained the direction of the Series 2007-1 Class A Lead Insurer, so long as the Series 2007-1 Class A Lead Insurer is the Control Party and the Senior Notes are Outstanding. The Trustee agrees to notify the Series 2007-1 Class A Lead Insurer promptly following any exercise of rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or Event of Default.

Section 5.7 Subrogation. In furtherance of and not in limitation of any Series 2007-1 Class A Insurer’s equitable rights of subrogation, each of the Trustee, the Co-Issuers and, by its acceptance of Series 2007-1 Senior Notes, each Series 2007-1 Senior Noteholder acknowledges that, to the extent of any payment made by such Series 2007-1 Class A Insurer under its Series 2007-1 Class A Policy with respect to interest or letter of credit fees on or principal of the Series 2007-1 Senior Notes, such Series 2007-1 Class A Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment to the rights of the Series 2007-1 Senior Noteholders under the Indenture and the Series 2007-1 Class A-1 Note Purchase Agreement. Each of the Co-Issuers, the Trustee and the Series 2007-1 Senior Noteholders agrees to such subrogation and, further, agree to take such actions as any Series 2007-1 Class A Insurer may reasonably request to evidence such subrogation.

Section 5.8 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.9 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 5.10 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.11 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2007-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2007-1 Notes which have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired or been cash collateralized in full pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2007-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2007-1 Class A-1 Commitments have been terminated, (iii) the Co-Issuers have paid all sums payable hereunder and (iv) each of the Series 2007-1 Class A Insurers have been paid all Series 2007-1 Insurer Premiums, all Series 2007-1 Insurer Expenses and all Series 2007-1 Insurer Reimbursements due to it under the Indenture or the Series 2007-1 Class A Insurance Agreement.

Section 5.12 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture and without limiting any rights of either of the Series 2007-1 Class A Insurers, so long as this Series Supplement shall be in effect in accordance with Section 5.11 of this Series Supplement, no discharge of the Indenture or the Global G&C Agreement pursuant to Section 11.1 of the Base Indenture shall be effective as to the Series 2007-1 Notes without the written consent of the Series 2007-1 Noteholders holding more than 50% of the sum of (i) the Series 2007-1 Outstanding Principal Amount and (ii) the portion, if any, of the Series 2007-1 Class A-1 Commitments that has not been drawn to make Series 2007-1 Class A-1 Advances (excluding any Series 2007-1 Outstanding Principal Amount or Series 2007-1 Class A-1 Commitments or Notes held by any Securitization Entity or any Affiliate of any Securitization Entity).

Section 5.13 Effect of Payment by the Series 2007-1 Class A-1 Insurers.

(a) Anything in this Series Supplement to the contrary notwithstanding, any payments of principal of or interest or letter of credit fees on the Series 2007-1 Senior Notes that is made with moneys received pursuant to the terms of any Series 2007-1 Class A Policy shall not be considered payment of the Series 2007-1 Senior Notes by the Co-Issuers. The Trustee acknowledges that, without the need for any further action on the part of any Series 2007-1 Class A Insurer, (i) to the extent any Series 2007-1 Class A Insurer makes payments, directly or indirectly, on account of principal of, or interest or letter of credit fees on, the Series 2007-1 Senior Notes to the Trustee for the benefit of the Series 2007-1 Senior Noteholders or to the Series 2007-1 Senior Noteholders (including any Preference Amounts), such Series 2007-1 Class A Insurer will be fully subrogated to the rights of such Series 2007-1 Senior Noteholders to receive such principal and interest and such other amounts and will be deemed to the extent of the payments so made to be a Series 2007-1 Senior Noteholder and (ii) such Series 2007-1 Class A Insurer shall be paid principal and interest and/or letter of credit fees in its capacity as a Series 2007-1 Senior Noteholder until all such payments by such Series 2007-1 Class A Insurer have been fully reimbursed, but only from the sources and in the manner provided in the Indenture for payment of such principal and interest and such other amounts. The foregoing is without prejudice to the separate and independent rights of such Series 2007-1 Class A Insurer to be reimbursed, without duplication, for payments made under its Series 2007-1 Class A Policy pursuant to the Series 2007-1 Class A Insurance Agreement.

(b) Each Series 2007-1 Noteholder agrees (i) that with respect to the payment of any Preference Amount by any Series 2007-1 Class A Insurer to the Trustee, on behalf of the Series 2007-1 Noteholders, under such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Policy to assign irrevocably to such Series 2007-1 Class A Insurer all of its rights and claims relating to or arising under the Insured Obligations against the debtor which made or benefited from the related preference payment or otherwise with respect to the related preference payment and (ii) to appoint such Series 2007-1 Class A Insurer as its agent in any legal proceeding related to such preference payment. In addition, each Series 2007-1 Noteholder hereby grants to each Series 2007-1 Class A Insurer an absolute power of attorney to execute all appropriate instruments related to any items required to be delivered in connection with any preference payment referred to in this Section 5.13(b).

Section 5.14 Claims on Series 2007-1 Class A Policies. In the event that the Trustee shall make a claim on the Series 2007-1 Class A Policies pursuant to Section 9.3(b) of the Base Indenture, the Trustee shall instruct (i) MBIA to pay 75% of the amount of such claim pursuant to its Series 2007-1 Class A Policy and (ii) Ambac to pay 25% of the amount of such claim pursuant to its Series 2007-1 Class A Policy, in each case in accordance with the terms thereof.

Section 5.15 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:
Name:
Title:

[Signature Page to the Supplement to the Base Indenture]

ANNEX A

SERIES 2007-1

SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Administrative Agent” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement. For purposes of the Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter.

“Advance” has the meaning set forth in the recitals to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Applicable Procedures” has the meaning set forth in Section 4.2 of the Series 2007-1 Supplement.

“Applicable Residual Amount” means, with respect to any Weekly Allocation Date, an amount equal to the amount, if any, by which the amount on deposit in the Collection Account on such Weekly Allocation Date exceeds the sum of the amounts to be paid and/or allocated on such Weekly Allocation Date pursuant to clauses (i) through (xxiv) of the Priority of Payments.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to open a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Base Rate” means, on any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. Changes in any rate of interest calculated by reference to the Base Rate will take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means an Advance (including, without limitation, a Seasoned Base Rate Advance) which bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“Base Rate Tranche” means any portion of the Series 2007-1 Class A-1 Outstanding Principal Amount funded or maintained with Base Rate Advances.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2007-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2007-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2007-1 Closing Date.

“Change in Management” means with respect to any change in majority ownership of Holdco, Intermediate Holdco, DPL or the SPV Guarantor if either (i) more than 50% of DPL’s Leadership Team is terminated and/or resigns within 24 months of such change in majority ownership or (ii) the chief executive officer and the chief financial officer of DPL are terminated and/or resign within 24 months of such change in majority ownership; provided, in each case, that termination of such officer shall not include a change in such officer’s status in the ordinary course of succession so long as such officer continues to be a member of DPL’s Leadership Team and continues to be associated with Holdco, Intermediate Holdco or DPL or their subsidiaries as an officer or director, or in a similar capacity.

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“Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan; provided that such person does not have the right to direct the voting of securities included in such employee benefit plan) acquires ownership or control, either directly or indirectly, of more than 50% of the Equity Interests of the Master Issuer or an amount of Equity Interests of the Master Issuer that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of the Master Issuer (including by reason of a change in the ownership of the Equity Interests in, or voting power of, Holdco, Intermediate Holdco, DPL or the SPV Guarantor), other than (a) through purchases of securities on a public securities exchange that does not result in a Change in Management, (b) an acquisition by a party or group affiliated with the party or group that, as of the Series 2007-1 Closing Date, holds indirectly the greatest percentage of Equity Interests in, or voting power of, the Master Issuer, that does not result in a Change in Management or (c) an acquisition by a party or group that does not result in a Change in Management and as to which the Control Party has provided its prior written consent.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Class A-1 Insurer Premiums Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Class A-1 Insurer Premiums Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Class A-1 Insurer Premiums Amounts for each day in such Interest Period.

“Class A-1 Taxes” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2007-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08 of the Series 2007-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

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“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2007-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2007-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2007-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2007-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2007-1 Adjusted Repayment Date.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit

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Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2007-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided further, however, that “CP Funding Rate” shall not include any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Conduit Investor to fund or maintain any portion of such Advances) as a result of any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on the date applicable thereto in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement and the Indenture, but shall include any such loss or expense as a result of (i) any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on a date other than the date applicable thereto in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement or the Indenture, (ii) any Advance not being funded or maintained as a CP Advance after a request therefor has been made, or (iii) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any CP Advance after giving notice thereof.

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“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 0.50%.

“CP Tranche” means any portion of the Series 2007-1 Class A-1 Outstanding Principal Amount funded or maintained with CP Advances.

“Daily Class A-1 Insurer Premiums Amount” for any day during any Interest Period, the sum of (a) the product of (i) the Used Premium Rate, multiplied by (ii) the daily average Series 2007-1 Class A-1 Outstanding Principal Amount during the immediately preceding Interest Period, plus (b) the product of (i) the Unused Premium Rate, multiplied by (ii) the daily average excess of the Series 2007-1 Class A-1 Maximum Principal Amount over the Series 2007-1 Class A-1 Outstanding Principal Amount during the immediately preceding Interest Period.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Extension Contingent Additional Interest Amount” means, for any day during any Interest Period occurring during any Series 2007-1 Extension Period, the sum of (a) the result of (i) the product of (x) the Series 2007-1 Class A-1 Extension Contingent Additional Rate multiplied by (y) the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2007-1 Class A-1 Extension Contingent Additional Rate and (y) any Base Rate Advances included in the Series 2007-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Daily Extension Contingent Additional L/C Fees Amount” means, for any day during any Interest Period occurring during any Series 2007-1 Extension Period, the result of (a) the product of (i) the Series 2007-1 Class A-1 Extension Contingent Additional Rate multiplied by (ii) any Undrawn L/C Face Amounts as of the close of business on such day divided by (b) 360.

“Daily Insured Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance that is not a Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

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(c) with respect to any Seasoned Base Rate Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the Base Rate in effect for such day and (B) the Eurodollar Rate that would be in effect for such Interest Period if such Seasoned Base Rate Advance were a Eurodollar Advance and (y) the principal amount of such Seasoned Base Rate Advance outstanding as of the close of business on such day divided by (ii) if the lesser of (A) and (B) above is (A), 365 or 366, as applicable, and if the lesser of (A) and (B) above is (B), 360; plus

(d) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the lesser of (A) the CP Rate in effect for such Interest Period and (B) the Eurodollar Rate that would be in effect for such Interest Period if such Advance were a Eurodollar Advance and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(e) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable (provided that for the purposes of this definition of “Daily Insured Interest Amount” and the definition of “Daily Uninsured Interest Amount,” as well as any use of either definition in any of the Related Documents, any Swingline Loan or Unreimbursed L/C Drawing that has been outstanding for more than two Business Days shall, for each day any such Swingline Loan or Unreimbursed L/C Drawing is outstanding after such two Business Day period, be deemed to be a “Seasoned Base Rate Advance” and shall be governed by clause (c) above and by clause (b) of the definition of “Daily Uninsured Interest Amount” and not this clause (e)); plus

(f) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Insured Fees and L/C Fronting Fees that accrue thereon for such day.

“Daily Post-ARD Contingent Additional Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2007-1 Adjusted Repayment Date, the sum of (a) the result of (i) the product of (x) the Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Rate and (y) the Series 2007-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Rate and (y) any Base Rate Advances included in the Series 2007-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Daily Uninsured Interest Amount” means, (a) for any CP Advance outstanding on any day during any Interest Period, the excess, if any, of (i) the result of (x) the product of (A) the CP Rate in effect for such Advance for such Interest Period and (B) the principal amount of such Advance outstanding as of the close of business on such day divided by (y) 360, over (ii) the portion of the Daily Insured Interest Amount for

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such day that is attributable to such Advance and (b) for any Seasoned Base Rate Advance outstanding on any day during any Interest Period, the excess if any, of (i) the result of the product of (A) the Base Rate in effect for such Advance for such day and (B) the principal amount of such Advance outstanding as of the close of business on such day, divided by (y) 365 or 366, as applicable, over (ii) the portion of the Daily Insured Interest Amount for such day that is attributable to such Advance.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Deficiency Amount” has, with respect to any Series 2007-1 Class A Insurer, the meaning set forth in such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Policy.

“Definitive Notes” has the meaning set forth in Section 4.2(c) or 4.3(c) of the Series 2007-1 Supplement.

“Dollar Equivalent Amount” means, with respect to any draft presented under any Permitted Foreign Currency Letter of Credit, the amount thereof converted to Dollars at the rate at which the currency in which such Letter of Credit is denominated may be exchanged into Dollars, as set forth at approximately 11:00 a.m. (London time) on the Dollar Equivalent Calculation Date for such draft on the Reuters World Currency Page for such currency, as determined by the applicable L/C Issuing Bank; in the event that such rate does not appear on any Reuters World Currency Page, such rate shall instead be the arithmetic average of the spot rates of exchange of such L/C Issuing Bank in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m. (New York City time) on such Dollar Equivalent Calculation Date for the purchase of Dollars for delivery two Business Days later.

“Dollar Equivalent Calculation Date” means, with respect to any draft presented under any Permitted Foreign Currency Letter of Credit, the date on which such draft is paid by the applicable L/C Issuing Bank.

“DTC” means The Depository Trust Company, and any successor thereto.

“EDSF Rate” means, when used with respect to any Business Day, the rate derived from the Eurodollar Synthetic Forward Curve appearing on Bloomberg (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing), adjusted for 30/360 day count convention expressed as a number of basis points per annum.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable.

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“Estimated Daily Class A-1 Insurer Premiums Amount” means (a) for any day during the first Interest Period, $1,332 and (b) for any day during any other Interest Period, the average of the Daily Class A-1 Insurer Premiums Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $697 and (b) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Extension Contingent Additional Interest Amount” means, for any day during any Interest Period occurring during any Series 2007-1 Extension Period, the average of the Daily Extension Contingent Additional Interest Amounts for each day during the immediately preceding Interest Period (calculated on the assumption, to the extent necessary, that such immediately preceding Interest Period was in an Extension Period).

“Estimated Daily Extension Contingent Additional L/C Fees Amount” means, for any day during any Interest Period occurring during any Series 2007-1 Extension Period, the average of the Daily Extension Contingent Additional L/C Fees Amounts for each day during the immediately preceding Interest Period (calculated on the assumption, to the extent necessary, that such immediately preceding Interest Period was in an Extension Period).

“Estimated Daily Insured Interest Amount” means (a) for any day during the first Interest Period, $912 and (b) for any day during any other Interest Period, the average of the Daily Insured Interest Amounts for each day during the immediately preceding Interest Period.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2007-1 Class A-1 Note Purchase Agreement.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (appearing on page 3750 of the Telerate Service or any successor to or substitute for such service selected by the Administrative Agent and which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar

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Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2007-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 – Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Interest Period” means, (a) with respect to any Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement and ending on but excluding the second Business Day before the next Accounting Date and (y) each period commencing on the second Business Day before each Accounting Date while such Advance is outstanding as a Eurodollar Advance and ending on but excluding the second Business Day before the next succeeding Accounting Date; provided, however, that

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(i)	no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2007-1 Adjusted Repayment Date; and

(ii)	upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Master Servicer, the Series 2007-1 Class A Lead Insurer and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances; and

(b) for purposes of the definition of Interest Reserve Calculation Rate, each Reference Eurodollar Interest Period.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 0.50%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2007-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

“First Full Step-Down Release Event QCP” has the meaning set forth in the definition of “Series 2007-1 Full Step-Down Cash Trapping Release Event.”

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“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Five-Year Swap Rate” means, when used with respect to any Business Day, the mid-market five year swap rate appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for quarterly compounding.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Full Step-Down Release Event Preceding QCP” has the meaning set forth in the definition of “Series 2007-1 Full Step-Down Cash Trapping Release Event.”

“Funding Agent” has the meaning set forth in the preamble to the Series 2007-1 Class A-1 Note Purchase Agreement.

“Holdco Incurrence Test” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2007-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Lehman Brothers Inc., JPMorgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Insured Amounts” has, with respect to any Series 2007-1 Class A Insurer, the meaning set forth in such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Policy.

“Insured Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Insured Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Insured Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Insured Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Insured Interest Adjustment Amount” for such Interest Period.

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“Insured Obligations” has, with respect to any Series 2007-1 Class A Insurer, the meaning set forth in such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Policy.

“Insurer Default” means, with respect to any Series 2007-1 Class A Insurer, (i) an Event of Bankruptcy with respect to such Series 2007-1 Class A Insurer shall have occurred and be continuing or (ii) such Series 2007-1 Class A Insurer shall have failed to pay any Insured Amount under its Series 2007-1 Class A Policy when due.

“Interest Reserve Daily Calculation Rate” means, (a) for any Quarterly Collection Period that ends on or prior to September 9, 2007, 5.82% and (b) for any Quarterly Collection Period thereafter, the average of the Eurodollar Rates for each of the Reference Eurodollar Interest Periods for such Quarterly Collection Period; provided, however, that, in the case of this clause (b), if the Reference Base Rate Percentage for such Quarterly Collection Period exceeds 25%, then the Interest Reserve Calculation Rate for such Quarterly Collection Period shall be the sum of (i) the product of (x) such Reference Base Rate Percentage and (y) the average of the Base Rates in effect on the first Business Day of each week in the related Reference Quarter and (ii) the product of (x) 100% minus such Reference Base Rate Percentage and (y) the average of the Eurodollar Rates for each of the related Reference Eurodollar Interest Periods.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2007-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2007-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, such Investor Group’s Commitment Percentage of the Increase, if any, on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2007-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Initial

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Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2007-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2007-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2007-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2007-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Additional Charges” has the meaning set forth in Section 2.07(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $60,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2007-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Insured Fees” has the meaning set forth in Section 2.07(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Insured Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2007-1 Class A-1 Note Purchase Agreement.

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“L/C Provider” means JPMorgan Chase Bank, National Association, in its capacity as provider of any Letter of Credit under the Series 2007-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Leadership Team” means: the Chief Executive Officer; Chief Financial Officer; Executive Vice President of Franchise Operations and Supply Chain; Executive Vice President of Domino’s Pizza, Inc. and Leader of Team U.S.A.; Executive Vice President of Franchise Development; Chief Marketing Officer; Executive Vice President of International; Executive Vice President of PeopleFirst; Executive Vice President, General Counsel; Executive Vice President of Communications and Investor Relations; and Executive Vice President and Chief Information Officer of Holdco (or any other position that contains substantially the same responsibilities as any of the positions listed above).

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2007-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2007-1 Closing Date, the amount set forth on Schedule I to the Series 2007-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2007-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

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“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2007-1 Class A-2 Notes and the Series 2007-1 Class M-1 Notes, dated as of April 4, 2007, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2007-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2007-1 Class A-1 Notes” means with respect to the Series 2007-1 Class A-1 Notes, all Series 2007-1 Class A-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2007-1 Class A-1 Distribution Account and are available for payment of such Series 2007-1 Class A-1 Notes and the Commitments with respect to which have terminated and (c) Series 2007-1 Class A-1 Notes in exchange for or in lieu of other Series 2007-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2007-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2007-1 Class A-2 Notes” means with respect to the Series 2007-1 Class A-2 Notes, all Series 2007-1 Class A-2 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2007-1 Class A-2 Distribution Account and are available for payment of such Series 2007-1 Class A-2 Notes and (c) Series 2007-1 Class A-2 Notes in exchange for or in lieu of other Series 2007-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2007-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2007-1 Class M-1 Notes” means with respect to the Series 2007-1 Class M-1 Notes, all Series 2007-1 Class M-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2007-1 Class M-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2007-1 Class M-1 Notes that have not been presented for payment in full but funds for the payment of which are on deposit in the Series 2007-1 Class M-1 Distribution Account and are available for payment of such Series 2007-1 Class M-1 Notes and (c) Series 2007-1 Class M-1 Notes in exchange for or in lieu of other Series 2007-1 Class M-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2007-1 Class M-1 Notes are held by a purchaser for value.

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“Outstanding Series 2007-1 Notes” means, collectively, all Outstanding Series 2007-1 Class A-1 Notes, all Outstanding Series 2007-1 Class A-2 Notes and all Outstanding Series 2007-1 Class M-1 Notes.

“Partial Step-Down Release Event Preceding QCP” has the meaning set forth in the definition of “Series 2007-1 Partial Step-Down Cash Trapping Release Event.”

“Partial Step-Down Release Event QCP” has the meaning set forth in the definition of “Series 2007-1 Partial Step-Down Cash Trapping Release Event.”

“Permitted Foreign Currency Letter of Credit” has the meaning set forth in Section 2.07(i) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Permitted L/C Dollar Cap” has the meaning set forth in Section 2.07(i) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Preference Amount” has, with respect to any Series 2007-1 Class A Insurer, the meaning set forth in such Series 2007-1 Class A Insurer’s Series 2007-1 Class A Policy.

“Prepayment Notice” has the meaning set forth in Section 3.7(f) of the Series 2007-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2007-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2007-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2007-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2007-1 Prepayment.

“Pricing Disclosure Package” has the meaning set forth in the Series 2007-1 Class A-2/M-1 Note Purchase Agreement.

“Prime Rate” means the rate announced by Citibank N.A. or any successor thereto from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by such Person in connection with extensions of credit to debtors.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2007-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2007-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such

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Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2007-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is (i) a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, (ii) a “knowledgeable employee” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act or (iii) a company owned by one or more “qualified purchasers” and/or “knowledgeable employees” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act.

“Rating Agencies” means, with respect to each Class of Series 2007-1 Senior Notes, S&P, Moody’s and any other nationally recognized rating agency then rating any such Class of Series 2007-1 Senior Notes at the request of the Co-Issuers and, with respect to the Series 2007-1 Class M-1 Notes, S&P and any other nationally recognized rating agency then rating such Series 2007-1 Class M-1 Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2007-1 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency with respect to the Series 2007-1 Notes shall have notified the Co-Issuers, the Control Party and the Trustee in writing that (a) at the time such notice is given such Rating Agency’s then-current non-public rating assigned to each Class of Series 2007-1 Senior Notes is at least, if such Rating Agency is S&P, BBB- or, if such Rating Agency is Moody’s, Baa3 and (b) such action will not result in any of the following: (i) a reduction, withdrawal or negative qualification of such Rating Agency’s then-current credit rating assigned to each Class of Series 2007-1 Notes, or (ii) in the case of any Class of Insured Senior Notes, a reduction, withdrawal or negative qualification of such Rating Agency’s then-current non-public rating assigned to such Class.

“Reference Base Rate Percentage” means, for any Quarterly Collection Period, the percentage of (a) the average daily outstanding principal or face amount of all Base Rate Advances, Swingline Loans and Unreimbursed L/C Drawings during the

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Reference Quarter for such Quarterly Collection Period to (b) the average daily outstanding principal or face amount of all Advances, Swingline Loans and Unreimbursed L/C Drawings during such Reference Quarter.

“Reference Eurodollar Interest Period” means, for any Quarterly Collection Period, each three-month period that commences on the first Business Day of each week in the related Reference Quarter.

“Reference Quarter” means, for any Quarterly Collection Period, the fiscal quarter of the Co-Issuers most recently ended prior to the first day of such Quarterly Collection Period.

“Refunded Swingline Loans” has the meaning set forth in Section 2.06(d) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Refunding Date” has the meaning set forth in Section 2.06(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) or 4.3(b), as applicable of the Series 2007-1 Supplement.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2007-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) or 4.3(a), as applicable, of the Series 2007-1 Supplement.

“Restricted Period” means, with respect to any Series 2007-1 Class A-2 Notes or Series 2007-1 Class M-1 Notes issued on the Series 2007-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2007-1 Closing Date and ending on the 40th day after the Series 2007-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Seasoned Base Rate Advance” means any Base Rate Advance that has been outstanding for more than two (2) Business Days.

“Second Full Step-Down Release Event QCP” has the meaning set forth in the definition of “Series 2007-1 Full Step-Down Cash Trapping Release Event.”

“Series 2007-1 Adjusted Repayment Date” means the date established as the Series 2007-1 Adjusted Repayment Date in accordance with Section 3.7(b) of the Series 2007-1 Supplement.

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“Series 2007-1 Anticipated Life” means, with respect to any date, the period of time between such date and the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date.

“Series 2007-1 Anticipated Repayment Date” has the meaning set forth in Section 3.7(b) of the Series 2007-1 Supplement.

“Series 2007-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(g) of the Series 2007-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2007-1 Senior Notes pursuant to Section 5.10 of the Base Indenture.

“Series 2007-1 Available Cash Trap Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Cash Trap Reserve Account pursuant to Section 3.2(h) of the Series 2007-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2007-1 Senior Notes pursuant to Section 5.10 of the Base Indenture.

“Series 2007-1 Cash Trapping Amount” means, for each Weekly Allocation Date while a Series 2007-1 Cash Trapping Period is in effect, an amount equal to the product of (a) the Series 2007-1 Cash Trapping Percentage applicable to such Weekly Allocation Date, multiplied by (b) all unallocated amounts on deposit in the Collection Account after allocating, depositing and paying, as applicable, on such Weekly Allocation Date the amounts required to be allocated, deposited or paid in accordance with clauses (i) through (xi) of the Priority of Payments. For purposes of the Indenture, the “Series 2007-1 Cash Trapping Amount” shall be deemed to be a “Cash Trapping Amount.”

“Series 2007-1 Cash Trapping Percentage” means, for each Weekly Allocation Date while a Series 2007-1 Cash Trapping Period is in effect, the percentage set forth in the following table as determined by the Master Issuer with respect to the Quarterly Payment Date immediately preceding such Weekly Allocation Date based on the Quarterly DSCR as determined for such Quarterly Payment Date:

Quarterly Payment Date Quarterly DSCR	Series 2007-1 Cash Trapping Percentage
1.75 > DSCR	50%
1.75 < DSCR < 1.85	25%
1.85 < DSCR	0%

“Series 2007-1 Cash Trapping Period” means each period beginning on any Quarterly Payment Date for which the Quarterly DSCR is less than 1.85 and ending on any subsequent Quarterly Payment Date for which the Quarterly DSCR is greater than or equal to 1.85. For purposes of the Indenture, each Series 2007-1 Cash Trapping Period shall be deemed to be a “Cash Trapping Period.”

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“Series 2007-1 Class A Insurance Agreement” means the Insurance and Indemnity Agreement, dated as of the Series 2007-1 Closing Date, by and among MBIA, Ambac, Holdco, DPL, Domino’s International, the SPV Guarantor, the Co-Issuers and the Trustee, pursuant to which the Series 2007-1 Class A Policies shall be issued, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2007-1 Class A Insurer Fee Letters” means, collectively, each of (a) that certain Insurer Fee Letter, dated April 16, 2007 among the Co-Issuers and MBIA relating to the Insurer Premium payable to MBIA with respect to the Series 2007-1 Class A Policy issued by it and certain expenses payable by the Co-Issuers to or on behalf of MBIA and (b) that certain Insurer Fee Letter, dated April 16, 2007 among the Co-Issuers and Ambac relating to the Insurer Premium payable to Ambac with respect to the Series 2007-1 Class A Policy issued by it and certain expenses payable by the Co-Issuers to or on behalf of Ambac.

“Series 2007-1 Class A Insurers” means, for so long as any Series 2007-1 Senior Notes remain outstanding or any amounts remain due under the Series 2007-1 Class A Insurance Agreement, MBIA and Ambac.

“Series 2007-1 Class A Lead Insurer” means, for so long as any Series 2007-1 Senior Notes are Outstanding or any amounts remain due under the Series 2007-1 Class A Insurance Agreement, the Series 2007-1 Class A Insurer (other than any Series 2007-1 Class A Insurer with respect to which an Insurer Default has occurred and is continuing) with the greatest amount of Policy Exposure for the Series 2007-1 Notes, which on the Series 2007-1 Closing Date shall be MBIA.

“Series 2007-1 Class A Policies” means, collectively, (a) the note guaranty insurance policy no. 494360, together with all endorsements thereto, delivered by MBIA to the Trustee for the benefit of the Series 2007-1 Senior Noteholders pursuant to the Series 2007-1 Class A Insurance Agreement, as amended, supplemented or otherwise modified from time to time and (b) the note guaranty insurance policy no. AB1074BE, together with all endorsements thereto, delivered by Ambac to the Trustee for the benefit of the Series 2007-1 Senior Noteholders pursuant to the Series 2007-1 Class A Insurance Agreement, as amended, supplemented or otherwise modified from time to time.

“Series 2007-1 Class A-1 Additional Extension Spread” means, with respect to any Series 2007-1 Extension Period, (a) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is greater than or equal to 3.25, 0 basis points and (b) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is less than 3.25, 25 basis points.

“Series 2007-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

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“Series 2007-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees, Class A-1 Amendment Expenses and L/C Additional Charges then due and payable and not previously paid. For purposes of the Indenture, the “Series 2007-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2007-1 Class A-1 Advance” has the meaning set forth under “Advance” in this Annex A.

“Series 2007-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2007-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(v) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Series 2007-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2007-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2007-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.

“Series 2007-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2007-1 Class A-1 Outstanding Principal Amount exceeds the Series 2007-1 Class A-1 Maximum Principal Amount. For the avoidance of doubt, with respect to the Series 2007-1 Class A-1 Notes, the Series 2007-1 Class A Policies do not cover any principal in excess of the Series 2007-1 Class A-1 Maximum Principal Amount or any interest on any such excess principal.

“Series 2007-1 Class A-1 Extension Contingent Additional Interest Adjustment Amount” means, for any Interest Period occurring during any Series 2007-1 Extension Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Extension Contingent Additional Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Extension Contingent Additional Interest Amounts for each day in such Interest Period.

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“Series 2007-1 Class A-1 Extension Contingent Additional L/C Fees Adjustment Amount” means, for any Interest Period occurring during any Series 2007-1 Extension Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Extension Contingent Additional L/C Fees Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Extension Contingent Additional L/C Fees Amounts for each day in such Interest Period.

“Series 2007-1 Class A-1 Extension Contingent Additional Rate” has the meaning set forth in Section 3.4(c) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Extension Quarterly Contingent Additional Interest” means, as of any date of determination for any Interest Period occurring during any Series 2007-1 Extension Period, the sum of (a) the aggregate of the Estimated Daily Extension Contingent Additional Interest Amounts for each day in such Interest Period, and (b) if such date of determination occurs on or after the last day of such Interest Period, the Series 2007-1 Class A-1 Extension Contingent Additional Interest Adjustment Amount with respect to such Interest Period.

“Series 2007-1 Class A-1 Extension Quarterly Contingent Additional L/C Fees” means, as of any date of determination for any Interest Period occurring during any Series 2007-1 Extension Period, the sum of (a) the aggregate of the Estimated Daily Extension Contingent Additional L/C Fees Amounts for each day in such Interest Period, and (b) if such date of determination occurs on or after the last day of such Interest Period, the Series 2007-1 Class A-1 Extension Contingent Additional L/C Fees Adjustment Amount with respect to such Interest Period.

“Series 2007-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2007-1 Class A-1 Initial Advances made on the Series 2007-1 Closing Date pursuant to Section 2.1(a) of the Series 2007-1 Supplement, which is $0.

“Series 2007-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2007-1 Closing Date pursuant to Section 2.07 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Series 2007-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2007-1 Closing Date pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement, which is $0.

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“Series 2007-1 Class A-1 Insured L/C Fees” means the L/C Quarterly Insured Fees and the L/C Fronting Fees. For purposes of the Indenture, the Series 2007-1 Class A-1 Insured L/C Fees shall be deemed to be “Senior Notes Quarterly Insured Interest.”

“Series 2007-1 Class A-1 Interest Reserve Daily Calculation Amount” means, for any Quarterly Collection Period, an amount equal to the result of (a) the product of (i) the Series 2007-1 Class A-1 Interest Reserve Calculation Rate for such Quarterly Collection Period multiplied by (ii) the Series 2007-1 Class A-1 Maximum Principal Amount on the first day of such Quarterly Collection Period divided by (b) 360.

“Series 2007-1 Class A-1 Interest Reserve Daily Calculation Rate” has the meaning set forth under “Interest Reserve Daily Calculation Rate” in this Annex A.

“Series 2007-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2007-1 Class A-1 Investor Group Supplement” has the meaning set forth under “Investor Group Supplement” in this Annex A.

“Series 2007-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2007-1 Class A-1 Maximum Principal Amount” means $150,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Series 2007-1 Class A-1 Noteholder” means the Person in whose name a Series 2007-1 Class A-1 Note is registered in the Note Register.

“Series 2007-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of the Series 2007-1 Closing Date, by and among the Co-Issuers, the Master Servicer, the Series 2007-1 Class A-1 Investors, the Series 2007-1 Class A-1 Noteholders and Lehman Brothers Commercial Paper Inc., as administrative agent thereunder, pursuant to which the Series 2007-1 Class A-1 Noteholders have agreed to purchase the Series 2007-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Indenture, the “Series 2007-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

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“Series 2007-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2007-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2007-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2007-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2007-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2007-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Indenture, the “Series 2007-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2007-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2007-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2007-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2007-1 Supplement resulting from Series 2007-1 Class A-1 Advances made on or prior to such date and after the Series 2007-1 Closing Date plus (d) any Series 2007-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2007-1 Class A-1 Outstanding Principal Amount exceed the Series 2007-1 Class A-1 Maximum Principal Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

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“Series 2007-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2007-1 Class A-1 Swingline Notes and Series 2007-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2007-1 Class A-1 Note Purchase Agreement or the Series 2007-1 Supplement).

“Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Interest” means, for any Interest Period commencing on or after the Series 2007-1 Adjusted Repayment Date, an amount equal to the sum of (a) the aggregate of the Daily Post-ARD Contingent Additional Interest Amounts for each day in such Interest Period and (b) in the case of the first such Interest Period, an amount equal to the Series 2007-1 Class A-1 Extension Contingent Additional Interest Adjustment Amount for the immediately preceding Interest Period.

“Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional L/C Fees” means, for the Interest Period commencing on the Series 2007-1 Adjusted Repayment Date, an amount equal to the Series 2007-1 Class A-1 Extension Contingent Additional L/C Fees Adjustment Amount for the immediately preceding Interest Period.

“Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Rate” has the meaning set forth in Section 3.4(c) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Quarterly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to the Series 2007-1 Class A-1 Notes (as determined pursuant to Section 5.10(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Senior Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.10(e) of the Base Indenture) on such Class A-1 Senior Notes Commitment Fees Shortfall Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1 Quarterly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Series 2007-1 Class A-1 Quarterly Contingent Additional Interest” means the sum of (a) for (i) any Interest Period occurring during any Series 2007-1 Extension Period, the amount of the Series 2007-1 Class A-1 Extension Quarterly Contingent Additional Interest for such Interest Period, or (ii) any Interest Period commencing on or after the Series 2007-1 Adjusted Repayment Date, the amount of the Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional Interest for such Interest Period and (b) all previously unpaid amounts described in clauses (i) and (ii) with respect to prior Interest Periods. For purposes of the Indenture, the “Series 2007-1 Class A-1 Quarterly Contingent Additional Interest” shall be deemed to be “Senior Notes Quarterly Contingent Additional Interest.”

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“Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees” means the sum of (a) (i) for any Interest Period occurring during any Series 2007-1 Extension Period, the amount of the Series 2007-1 Class A-1 Extension Quarterly Contingent Additional L/C Fees for such Interest Period or (ii) for the Interest Period commencing on the Series 2007-1 Adjusted Repayment Date, the amount of the Series 2007-1 Class A-1 Post-ARD Quarterly Contingent Additional L/C Fees for such Interest Period, and (b) all previously unpaid amounts described in clause (i) or (ii) with respect to prior Interest Periods. For purposes of the Indenture, the “Series 2007-1 Class A-1 Quarterly Contingent Additional L/C Fees” shall be deemed to be “Senior Notes Quarterly Contingent Additional Interest.”

“Series 2007-1 Class A-1 Quarterly Insured Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Insured Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Insured Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Insured Interest Shortfall Amount with respect to the Series 2007-1 Class A-1 Notes (as determined pursuant to Section 5.10(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Insured Interest Shortfall Interest (as determined pursuant to Section 5.10(b) of the Base Indenture) on such Senior Notes Insured Interest Shortfall Amount. For purposes of the Indenture, the “Series 2007-1 Class A-1 Quarterly Insured Interest” shall be deemed to be “Senior Notes Quarterly Insured Interest.”

“Series 2007-1 Class A-1 Quarterly Insurer Premiums” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Class A-1 Insurer Premiums Amount for each day in such Interest Period and (b) if such date of determination occurs on or after the last day of such Interest Period, the Class A-1 Insurer Premiums Adjustment Amount with respect to such Interest Period.

“Series 2007-1 Class A-1 Quarterly Uninsured Interest” means, for any Interest Period, an amount equal to the sum of (a) the aggregate of the Daily Uninsured Interest Amounts, if any, for the immediately preceding Interest Period and (b) all previously unpaid amounts described in clause (a) with respect to prior Interest Periods. For purposes of the Indenture, the “Series 2007-1 Class A-1 Quarterly Uninsured Interest” shall be deemed to be “Class A-1 Senior Notes Quarterly Uninsured Interest.”

“Series 2007-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2007-1 Class A-1 Swingline Note or Series 2007-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Indenture, the “Series 2007-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2007-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

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“Series 2007-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2007-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2007-1 Closing Date, by and among the Co-Issuers, the Funding Agents, the L/C Provider and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof. For purposes of the Indenture, the “Series 2007-1 Class A-1 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2007-1 Class A-2 Additional Extension Spread” means, with respect to any Series 2007-1 Extension Period, (a) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is greater than or equal to 3.25, 0 basis points and (b) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is less than 3.25, 25 basis points.

“Series 2007-1 Class A-2 Additional Post-ARD Spread” means 50 basis points.

“Series 2007-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.9(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.9(d) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class A-2 Notes, which is $1,600,000,000.

“Series 2007-1 Class A-2/M-1 Note Purchase Agreement” means the Purchase Agreement, dated as of April 4, 2007, by and among, the Initial Purchasers, the Co-Issuers, the Guarantors, Domino’s International, the Master Servicer, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time.

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“Series 2007-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2007-1 Prepayment Amount in respect of any Series 2007-1 Class A-2 Notes on which any prepayment premium is due, an amount equal to the excess, if any, of (a) the discounted present value as of the related Series 2007-1 Make-Whole Premium Calculation Date of such Series 2007-1 Prepayment Amount as if paid on the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date and the amount of interest that would have been payable thereon after such Series 2007-1 Prepayment Date to and including the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date, determined at a discount rate equal to the Swap Rate with a tenor that is equal to the remaining Series 2007-1 Anticipated Life as of such Series 2007-1 Make-Whole Premium Calculation Date (or, if such tenor is less than two years, the EDSF Rate), such discount rate to be converted to a quarterly equivalent rate, over (b) such Series 2007-1 Prepayment Amount. Such reference to the Swap Rate (or EDSF Rate, as applicable) will be determined, if necessary, by interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable remaining Series 2007-1 Anticipated Life. For purposes of such calculations, the Series 2007-1 Anticipated Life will be based on the period of time between such Series 2007-1 Make-Whole Premium Calculation Date and the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date.

“Series 2007-1 Class A-2 Noteholder” means the Person in whose name a Series 2007-1 Class A-2 Note is registered in the Note Register.

“Series 2007-1 Class A-2 Note Rate” means 5.261% per annum.

“Series 2007-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Original Spread” means 30 basis points.

“Series 2007-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class A-2 Noteholders with respect to Series 2007-1 Class A-2 Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(iii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(iii) of the Series 2007-1 Supplement.

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“Series 2007-1 Class A-2 Quarterly Contingent Additional Interest” means, collectively, the Series 2007-1 Class A-2 First Extension Quarterly Contingent Additional Interest, the Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest and the Series 2007-1 Class A-2 Post-ARD Quarterly Contingent Additional Interest. For purposes of the Indenture, the “Series 2007-1 Class A-2 Quarterly Contingent Additional Interest” shall be deemed to be “Senior Notes Quarterly Contingent Additional Interest.”

“Series 2007-1 Class A-2 Quarterly Insured Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2007-1 Class A-2 Note Rate on the Series 2007-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day) during such Interest Period, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Insured Interest Shortfall Amount with respect to the Series 2007-1 Class A-2 Notes (as determined pursuant to Section 5.10(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Insured Interest Shortfall Interest (as determined pursuant to Section 5.10(b) of the Base Indenture) on such Senior Notes Insured Interest Shortfall Amount. For purposes of the Indenture, “Series 2007-1 Class A-2 Quarterly Insured Interest” shall be deemed to be “Senior Notes Quarterly Insured Interest.”

“Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class A-2 Second Extension Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Additional Extension Spread” means, with respect to any Series 2007-1 Extension Period, (a) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is greater than or equal to 3.25, 0 basis points and (b) if the Quarterly DSCR determined for the Quarterly Payment Date on which such Series 2007-1 Extension Period begins is less than 3.25, 100 basis points.

“Series 2007-1 Class M-1 Additional Post-ARD Spread” means 300 basis points.

“Series 2007-1 Class M-1 Distribution Account” has the meaning set forth in Section 3.10(a) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Distribution Account Collateral” has the meaning set forth in Section 3.10(d) of the Series 2007-1 Supplement.

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“Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.6(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2007-1 Class M-1 Notes, which is $100,000,000.

“Series 2007-1 Class M-1 Make-Whole Prepayment Premium” means, with respect to any Series 2007-1 Prepayment Amount in respect of any Series 2007-1 Class M-1 Notes on which any prepayment premium is due, an amount equal to the excess, if any, of (a) the discounted present value as of the related Series 2007-1 Make-Whole Premium Calculation Date of such Series 2007-1 Prepayment Amount as if paid on the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date and the amount of interest that would have been payable thereon after such Series 2007-1 Prepayment Date to and including the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date, determined at a discount rate equal to the sum of 250 basis points plus the Swap Rate with a tenor that is equal to the remaining Series 2007-1 Anticipated Life as of such Series 2007-1 Make-Whole Premium Calculation Date (or, if such tenor is less than two years, the EDSF Rate), such discount rate to be converted to a quarterly equivalent rate, over (b) such Series 2007-1 Prepayment Amount. Such reference to the Swap Rate (or EDSF Rate, as applicable) will be determined, if necessary, by interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable remaining Series 2007-1 Anticipated Life. For purposes of such calculations, the Series 2007-1 Anticipated Life will be based on the period of time between such Series 2007-1 Make-Whole Premium Calculation Date and the Quarterly Payment Date occurring immediately prior to the Series 2007-1 Anticipated Repayment Date.

“Series 2007-1 Class M-1 Noteholder” means the Person in whose name a Series 2007-1 Class M-1 Note is registered in the Note Register.

“Series 2007-1 Class M-1 Note Rate” means 7.629% per annum.

“Series 2007-1 Class M-1 Notes” has the meaning specified in “Designation” in the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Original Spread” means 270 basis points.

“Series 2007-1 Class M-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2007-1 Class M-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2007-1 Class M-1 Noteholders with respect to Series 2007-1 Class M-1 Notes on or prior to such date. For purposes of the Indenture, the “Series 2007-1 Class M-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

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“Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.6(b)(iii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.6(b)(iii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Quarterly Contingent Additional Interest” means, collectively, the Series 2007-1 Class M-1 First Extension Quarterly Contingent Additional Interest, the Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest and the Series 2007-1 Class M-1 Post-ARD Quarterly Contingent Additional Interest. For purposes of the Indenture, the “Series 2007-1 Class M-1 Quarterly Contingent Additional Interest” shall be deemed to be “Subordinated Notes Quarterly Contingent Additional Interest.”

“Series 2007-1 Class M-1 Quarterly Interest” means, with respect to any Interest Period, an amount equal to the sum of (a) the accrued interest at the Series 2007-1 Class M-1 Note Rate on the Series 2007-1 Class M-1 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day) during such Interest Period, calculated based on a 360-day year of twelve 30-day months, and (b) the amount of any Subordinated Notes Interest Shortfall Amount with respect to the Series 2007-1 Class M-1 Notes (as determined pursuant to Section 5.10(h) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Subordinated Notes Shortfall Interest (as determined pursuant to Section 5.10(h) of the Base Indenture) on such Subordinated Notes Interest Shortfall Amount. For purposes of the Indenture, “Series 2007-1 Class M-1 Quarterly Interest” shall be deemed to be “Subordinated Notes Quarterly Interest.”

“Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest” has the meaning set forth in Section 3.6(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Class M-1 Second Extension Quarterly Contingent Additional Interest Rate” has the meaning set forth in Section 3.6(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Closing Date” means April 16, 2007.

“Series 2007-1 Debt Service Amount” means, with respect to any Quarterly Payment Date or with respect to any Interest Period relating to such Quarterly Payment Date, the sum of (a) the aggregate amount, without duplication, of Series 2007-1 Class A-1 Quarterly Insured Interest, the Series 2007-1 Class A-1 Quarterly Commitment Fees and the Series 2007-1 Class A-2 Quarterly Insured Interest for such Interest Period, plus (b) the aggregate amount of Series 2007-1 Insurer Premiums due to the Series 2007-1 Class A Insurers with respect to the Series 2007-1 Notes on such Quarterly Payment Date.

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“Series 2007-1 Default Rate” means, (i) with respect to the Series 2007-1 Class A-1 Notes, the Series 2007-1 Class A-1 Note Rate, (ii) with respect to the Series 2007-1 Class A-2 Notes, the Series 2007-1 Class A-2 Note Rate, and (iii) with respect to the Series 2007-1 Class M-1 Notes, the Series 2007-1 Class M-1 Note Rate. For purposes of the Indenture, the “Series 2007-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2007-1 Distribution Accounts” means, collectively, the Series 2007-1 Class A-1 Distribution Account, the Series 2007-1 Class A-2 Distribution Account and the Series 2007-1 Class M-1 Distribution Account.

“Series 2007-1 Extension Elections” means, collectively, the Series 2007-1 First Extension Election and the Series 2007-1 Second Extension Election.

“Series 2007-1 Extension Periods” means, collectively, the Series 2007-1 First Extension Period and the Series 2007-1 Second Extension Period. For purposes of the Indenture, each of the Series 2007-1 Extension Periods shall be deemed to be an “Extension Period.”

“Series 2007-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2007-1 Notes, the payment of all accrued and unpaid Series 2007-1 Insurer Premiums, Series 2007-1 Insurer Reimbursements and Series 2007-1 Insurer Expenses, the expiration or cash collateralization in accordance with the terms of the Series 2007-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts, the payment of all fees and expenses and other amounts then due and payable under the Series 2007-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2007-1 Class A-1 Commitments. For the avoidance of doubt, occurrence of the Series 2007-1 Final Payment shall not prejudice the rights of any Series 2007-1 Class A Insurer under the Indenture or the Series 2007-1 Class A Insurance Agreement with respect to any amounts owed to such Series 2007-1 Class A Insurer constituting Series 2007-1 Insurer Premiums, Series 2007-1 Insurer Reimbursements and Series 2007-1 Insurer Expenses that remain unpaid.

“Series 2007-1 Final Payment Date” means the date on which the Series 2007-1 Final Payment is made.

“Series 2007-1 First Extended Anticipated Repayment Date” has the meaning set forth in Section 3.7(b)(i) of the Series 2007-1 Supplement.

“Series 2007-1 First Extension Election” has the meaning set forth in Section 3.7(b)(i) of the Series 2007-1 Supplement.

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“Series 2007-1 First Extension Period” means, if the Series 2007-1 First Extension Election has been made and become effective, the period from the Series 2007-1 Anticipated Repayment Date to the Series 2007-1 First Extended Anticipated Repayment Date.

“Series 2007-1 Full Step-Down Cash Trapping Reduced Amount” means, with respect to any Series 2007-1 Full Step-Down Cash Trapping Release Event that occurs during, at the end of or immediately following the end of any Series 2007-1 Cash Trapping Period, the amount equal to (a) if the Series 2007-1 Cash Trapping Percentage for the Second Full Step-Down Release Event QCP is less than or equal to the Series 2007-1 Cash Trapping Percentage in effect for the First Full Step-Down Release Event QCP with respect to such Series 2007-1 Full Step-Down Cash Trapping Release Event, the amount that would have been deposited in the Cash Trap Reserve Account during such Series 2007-1 Cash Trapping Period (before the occurrence of such Series 2007-1 Full Step-Down Cash Trapping Release Event) if the Quarterly DSCR for the First Full Step-Down Release Event QCP had been in effect during the duration of such Series 2007-1 Cash Trapping Period (before the occurrence of such Series 2007-1 Full Step-Down Cash Trapping Release Event) and (b) if the Series 2007-1 Cash Trapping Percentage for the Second Full Step-Down Release Event QCP is greater than the Series 2007-1 Cash Trapping Percentage in effect for the First Full Step-Down Release Event QCP with respect to such Series 2007-1 Full Step-Down Cash Trapping Release Event, zero.

“Series 2007-1 Full Step-Down Cash Trapping Release Amount” means, with respect to any Series 2007-1 Full Step-Down Cash Trapping Release Event, the difference between (a) the aggregate amount then on deposit in the Cash Trap Reserve Account with respect to the Series 2007-1 Notes, minus (b) Series 2007-1 Full Step-Down Cash Trapping Reduced Amount. Any Series 2007-1 Full- Step-Down Cash Trapping Release Amount that is to be calculated for a Quarterly Collection Period for which a Series 2007-1 Partial Step-Down Cash Trapping Release Amount is also to be calculated, shall be calculated before giving effect to the calculation of such Series 2007-1 Partial Step-Down Cash Trapping Release Amount. For purposes of the Indenture, each Series 2007-1 Full Step-Down Cash Trapping Release Amount shall be deemed to be a “Cash Trapping Release Amount.”

“Series 2007-1 Full Step-Down Cash Trapping Release Event” means, with respect to any Quarterly Collection Period (the “Second Full Step-Down Release Event QCP”) and the Quarterly Collection Period immediately preceding the Second Full Step-Down Release Event QCP (the “First Full Step-Down Release Event QCP”), an increase in the Quarterly DSCR with respect to the Second Full Step-Down Release Event QCP and the First Full Step-Down Release Event QCP (as compared to the Quarterly Collection Period immediately preceding the First Full Step-Down Release Event QCP (the “Full Step-Down Release Event Preceding QCP”)) that results in (a) a Series 2007-1 Cash Trapping Percentage for the First Full Step-Down Release Event QCP that is lower than the Series 2007-1 Cash Trapping Percentage that was in effect for the Full Step-Down Release Event Preceding QCP and (b) a Series 2007-1 Cash

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Trapping Percentage for the Second Full Step-Down Release Event QCP that is less than the Series 2007-1 Cash Trapping Percentage that was in effect for the Full Step-Down Release Event Preceding QCP; provided that a Series 2007-1 Full Step-Down Cash Trapping Release Event will not occur on any Quarterly Payment Date on which a Rapid Amortization Period is in effect.

“Series 2007-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2007-1 Insurer Expenses” means Insurer Expenses owing to any Series 2007-1 Class A Insurer pursuant to the terms of the Series 2007-1 Class A Insurance Agreement. For purposes of the Indenture, the “Series 2007-1 Insurer Expenses” shall be deemed to be “Insurer Expenses.”

“Series 2007-1 Insurer Premiums” means “Series 2007-1 Class A Insurer Premium” as such term is defined in the Series 2007-1 Insurance Agreement. For purposes of the Indenture, the “Series 20071 Insurer Premiums” shall be deemed to be “Insurer Premiums”; provided, however, that for purposes of determining each “Accrued Insurer Premiums Amount” under the Base Indenture, the “Series 2007-1 Class A-1 Quarterly Insurer Premiums” shall be deemed to be “Insurer Premiums” with respect to the Series 2007-1 Class A-1 Notes in lieu of the amount of Used Premium and Unused Premium included with respect thereto in the term “Series 2007-1 Class A Insurer Premium” as such term is defined in the Series 2007-1 Insurance Agreement.

“Series 2007-1 Insurer Reimbursements” means “Insurer Reimbursements” as such term is defined in the Series 2007-1 Class A Insurance Agreement. For purposes of the Indenture, the “Series 2007-1 Insurer Reimbursements” shall be deemed to be “Insurer Reimbursements”.

“Series 2007-1 Legal Final Maturity Date” means April 27, 2037. For purposes of the Indenture, the “Series 2007-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2007-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.7(f) of the Series 2007-1 Supplement.

“Series 2007-1 Make-Whole Prepayment Premium” means the Series 2007-1 Class A-2 Make-Whole Prepayment Premium or the Series 2007-1 Class M-1 Make-Whole Prepayment Premium, as applicable.

“Series 2007-1 Noteholders” means, collectively, the Series 2007-1 Senior Noteholders and the Series 2007-1 Subordinated Noteholders.

“Series 2007-1 Note Owner” means, with respect to a Series 2007-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

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“Series 2007-1 Notes” means, collectively, the Series 2007-1 Senior Notes and the Series 2007-1 Subordinated Notes.

“Series 2007-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2007-1 Class A-1 Outstanding Principal Amount, plus the Series 2007-1 Class A-2 Outstanding Principal Amount, plus the Series 2007-1 Class M-1 Outstanding Principal Amount.

“Series 2007-1 Partial Step-Down Cash Trapping Reduced Amount” means, with respect to any Series 2007-1 Partial Step-Down Cash Trapping Release Event that occurs during, at the end of or immediately following the end of any Series 2007-1 Cash Trapping Period, the amount that would have been deposited in the Cash Trap Reserve Account during such Series 2007-1 Cash Trapping Period (before the occurrence of such Series 2007-1 Partial Step-Down Cash Trapping Release Event) if the Quarterly DSCR giving rise to such Series 2007-1 Partial Step-Down Cash Trapping Release Event had been in effect during the duration of such Series 2007-1 Cash Trapping Period (before the occurrence of such Series 2007-1 Partial Step-Down Cash Trapping Release Event).

“Series 2007-1 Partial Step-Down Cash Trapping Release Amount” means, with respect to any Series 2007-1 Partial Step-Down Cash Trapping Release Event, 50% of the difference between (a) the aggregate amount then on deposit in the Cash Trap Reserve Account with respect to the Series 2007-1 Notes, minus (b) Series 2007-1 Partial Step-Down Cash Trapping Reduced Amount. Any Series 2007-1 Partial Step-Down Cash Trapping Release Amount that is to be calculated on or for a Quarterly Collection Period for which a Series 2007-1 Full Step-Down Cash Trapping Release Amount is also to be calculated, shall be calculated after giving effect to the calculation of such Series 2007-1 Full Step-Down Cash Trapping Release Amount. For purposes of the Indenture, each Series 2007-1 Partial Step-Down Cash Trapping Release Amount shall be deemed to be a “Cash Trapping Release Amount.”

“Series 2007-1 Partial Step-Down Cash Trapping Release Event” means, with respect to any Quarterly Collection Period (the “Partial Step-Down Release Event QCP”), an increase in the Quarterly DSCR with respect to the Partial Step-Down Release Event QCP (as compared to Quarterly Collection Period immediately preceding the Partial Step-Down Release Event QCP (the “Partial Step-Down Release Event Preceding QCP”)) that results in a Series 2007-1 Cash Trapping Percentage for the Partial Step-Down Release Event QCP that is lower than the Series 2007-1 Cash Trapping Percentage that was in effect for the Partial Step-Down Release Event Preceding QCP; provided that a Series 2007-1 Partial Step-Down Cash Trapping Release Event will not occur on any Quarterly Payment on which a Rapid Amortization Period is in effect. For the avoidance of doubt, a Series 2007-1 Partial Step-Down Cash Trapping Release Event may occur concurrently with a Series 2007-1 Full Step-Down Cash Trapping Release Event. Any Series 2007-1 Partial Step-Down Cash Trapping Release Event that occurs with respect

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to the same Quarterly Collection Period as a Series 2007-1 Full Step-Down Cash Trapping Release Event will be deemed to occur after such Series 2007-1 Full Step-Down Cash Trapping Release Event.

“Series 2007-1 Prepayment” has the meaning set forth in Section 3.7(f) of the Series 2007-1 Supplement.

“Series 2007-1 Prepayment Amount” has the meaning set forth in Section 3.7(f) of the Series 2007-1 Supplement.

“Series 2007-1 Prepayment Date” has the meaning set forth in Section 3.7(f) of the Series 2007-1 Supplement.

“Series 2007-1 Second Extended Anticipated Repayment Date” has the meaning set forth in Section 3.7(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Second Extension Election” has the meaning set forth in Section 3.7(b)(ii) of the Series 2007-1 Supplement.

“Series 2007-1 Second Extension Period” means, if the Series 2007-1 Second Extension Election has been made and become effective, the period from the Series 2007-1 First Extended Anticipated Repayment Date to the Series 2007-1 Second Extended Anticipated Repayment Date.

“Series 2007-1 Securities Intermediary” has the meaning set forth in Section 3.11(a) of the Series 2007-1 Supplement.

“Series 2007-1 Senior Noteholders” means, collectively, the Series 2007-1 Class A-1 Noteholders and the Series 2007-1 Class A-2 Noteholders.

“Series 2007-1 Senior Notes” means, collectively, the Series 2007-1 Class A-1 Notes and the Series 2007-1 Class A-2 Notes.

“Series 2007-1 Senior Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2007-1 Senior Notes Interest Reserve Amount exceeds the Series 2007-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2007-1 Senior Notes Interest Reserve Amount exceeds (b) the Series 2007-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2007-1 Final Payment Date or the Series 2007-1 Legal Final Maturity Date, the Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

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“Series 2007-1 Senior Notes Interest Reserve Amount” means (a) for any Weekly Allocation Date with respect to a Quarterly Collection Period that occurs during a Series 2007-1 Senior Notes Interest Reserve Step-Down Period, an amount equal to the sum of (i) one-third of the Series 2007-1 Debt Service Amount (excluding all Series 2007-1 Class A-1 Quarterly Insured Interest that would otherwise be included therein) due, in the aggregate, on the next Quarterly Payment Date, plus (ii) the product of (x) the Series 2007-1 Class A-1 Interest Reserve Daily Calculation Amount for such Quarterly Collection Period, multiplied by (y) 31, and (b) for any other Weekly Allocation Date with respect to a Quarterly Collection Period, the amount equal to the sum of (i) the Series 2007-1 Debt Service Amount (excluding all Series 2007-1 Class A-1 Quarterly Insured Interest that would otherwise be included therein) due, in the aggregate, on the next Quarterly Payment Date, plus (ii) the product of (x) the Series 2007-1 Class A-1 Interest Reserve Daily Calculation Amount for such Quarterly Collection Period, multiplied by (y) 92; provided, however, that with respect to any Weekly Allocation Date that occurs during the first Quarterly Collection Period after the Series 2007-1 Closing Date, the Series 2007-1 Senior Notes Interest Reserve Amount will equal $26,405,556.

“Series 2007-1 Senior Interest Reserve Step-Down Date” means the Weekly Allocation Date immediately following any Quarterly Payment Date on which a Series 2007-1 Senior Notes Interest Reserve Step-Down Event occurs.

“Series 2007-1 Senior Notes Interest Reserve Step-Down Event” means any Quarterly Payment Date on which the Quarterly DSCR for (a) such Quarterly Payment Date (without giving effect to any Retained Collections Contributions made on or before such Quarterly Payment Date) and (b) the immediately preceding Quarterly Payment Date is equal to or greater than 2.7; provided that no Event of Default or Rapid Amortization Event has occurred and is continuing on such Quarterly Payment Date.

“Series 2007-1 Senior Notes Interest Reserve Step-Down Period” means a period commencing on and including any Series 2007-1 Senior Notes Interest Reserve Step-Down Date and ending on but excluding the Weekly Allocation Date immediately following the earliest of (x) the next succeeding Quarterly Payment Date on which the Quarterly DSCR for such Quarterly Payment Date is less than 2.7, (y) the occurrence of an Event or Default and (z) the occurrence of a Rapid Amortization Event.

“Series 2007-1 Senior Notes Interest Reserve Step-Down Release Amount” means, when used with respect to any date, an amount equal to the positive difference, if any, of (a) the Series 2007-1 Available Senior Notes Interest Reserve Account Amount minus (b) the Series 2007-1 Senior Notes Interest Reserve Amount on such date.

“Series 2007-1 Subordinated Noteholders” means the Series 2007-1 Class M-1 Noteholders.

“Series 2007-1 Subordinated Notes” means the Series 2007-1 Class M-1 Notes.

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“Series 2007-1 Supplement” means the Series 2007-1 Supplement, dated as of the Series 2007-1 Closing Date by and among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Series 2007-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2007-1 Supplement.

“Series 2007-1 Weekly Extension Principal Prepayment” means, with respect to each Weekly Allocation Date during each of the Series 2007-1 Extension Periods, (a) if the One-Year DSCR (without giving credit for any Retained Collections Contributions), in the case of the Series 2007-1 First Extension Period, for the Quarterly Payment Date occurring on April 25, 2012, and in the case of the Series 2007-1 Second Extension Period, for the Quarterly Payment Date occurring on April 25, 2013, is greater than or equal to 2.50 and less than or equal to 2.75, 37.5% of the Applicable Residual Amount on such Weekly Allocation Date; and (b) if the One-Year DSCR (without giving credit for any Retained Collections Contributions), in the case of the Series 2007-1 First Extension Period, for the Quarterly Payment Date occurring on April 25, 2012, and in the case of Series 2007-1 Second Extension Period, for the Quarterly Payment Date occurring on April 25, 2013, is greater than 2.75 and less than 3.00, 25% of the Applicable Residual Amount on such Weekly Allocation Date. For purposes of the Indenture, a “Series 2007-1 Weekly Extension Principal Prepayment” shall be deemed to be a “Weekly Extension Principal Prepayment”.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing the investment of governmental plans, certain church plans, and foreign plans, not subject to ERISA or the provisions of Section 4975 of the Code, and the conduct of the fiduciaries of such plans.

“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

“STAMP” has the meaning set forth in Section 4.4(a) of the Series 2007-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2007-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2007-1 Supplement.

“Swap Rate” means, when used with respect to any Business Day for any tenor, the mid-market swap rate for such tenor appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for quarterly compounding.

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“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2007-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $40,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2007-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Lehman Commercial Paper Inc., in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.6 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(e) of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Ten-Year Swap Rate” means, when used with respect to any Business Day, the mid-market ten-year swap rate appearing on page 19901 of the Telerate Service (or any successor service or, if such service or successor service is not available, a substitute rate, which will be the median of three quoted rates determined by the Trustee requesting at the expense of the Co-Issuers substitute rate quotes from three broker dealers of nationally recognized standing) on such Business Day, adjusted for quarterly compounding.

“Three-Month LIBOR” means, for any Interest Period, the London interbank offered rate for Eurodollar deposits for three months which appears on the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee) as of 11:00 a.m., London time, on the second Eurodollar Business Day prior to the first day of such Interest Period. If such rate does not appear on such page of any such service, the rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee) as of 11:00 a.m., London time, on the second Eurodollar Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of three month in amounts approximately equal to the principal amount of the relevant Class of Notes then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading

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European banks for a period of three month in amounts approximately equal to the principal amount of the relevant Class of Notes then outstanding. If no such quotations can be obtained, the rate will be the Three-Month LIBOR for the prior Interest Period.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees Rate” has the meaning set forth in the Series 2007-1 Class A-1 VFN Fee Letter.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount (as determined in accordance with Section 2.07(i) of the Series 2007-1 Class A-1 Note Purchase Agreement for any Permitted Foreign Currency Letter of Credit) of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2007-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Sections 4.2(b) or 4.3(b), as applicable of the Series 2007-1 Supplement.

“Unused Premium” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Unused Premium Rate” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Used Premium” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“Used Premium Rate” has the meaning set forth in the Series 2007-1 Class A Insurance Agreement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2007-1 Supplement.

“U.S. Resident” has the meaning set forth in Section 4.2 of the Series 2007-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2007-1 Supplement.

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